UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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Filed by a Party other than the Registrant             ☐

Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CNS RESPONSE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CNS RESPONSE, INC.

85 Enterprise, Suite 410

Aliso Viejo, CA 92656

April 9, 2013

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of CNS Response, Inc. (the “Company”) to be held on May 13, 2014 at 8:00 a.m., local time, at The Pacific Club, 4110 Mac Arthur Blvd., Newport Beach, CA 92660. At this meeting, CNS stockholders will vote on the following proposals:

1)	to elect seven directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified (referred to as “Proposal No.1”);

2)	to amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”) in order to increase the number of shares of common stock, par value $0.001 per share, authorized for issuance under the Charter from 150,000,000 to 180,000,000 (referred to as “Proposal No. 2”);

3)	to ratify the selection by the Audit Committee of Anton & Chai LLP as our independent registered accounting firm for the fiscal year ending September 30, 2014 (referred to as “Proposal No. 3”); and

4)	to transact such other business as may properly come before the Annual Meeting and any meeting following postponement or adjournment thereof.

I hope you will be able to attend the annual meeting in person. We consider the votes of all of our stockholders to be important, whether you own a few shares or many. Whether or not you plan to attend, please vote your shares as soon as possible, following the instructions on the enclosed WHITE proxy card. This will ensure that your shares are represented at the meeting whether or not you are able to attend in person. Of course, if you do attend the meeting and wish to vote in person, you may do so.

Your vote is extremely important. You may vote your shares by mail, fax or email by completing, signing, dating and returning the WHITE proxy card in the postage-paid envelope provided or by scanning or faxing the proxy card to CNS at the email address and fax numbers indicated in the accompanying proxy statement. You may revoke your proxy at any time before it is exercised at our annual meeting by following the instructions in the proxy statement.

Very truly yours,

/s/ George Carpenter
George Carpenter
President and Chief Executive Officer

CNS RESPONSE, INC.

85 Enterprise, Suite 410

Aliso Viejo, CA 92656

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CNS Response, Inc. (“CNS”) will be held at The Pacific Club, 4110 Mac Arthur Blvd., Newport Beach, CA 92660 on Tuesday, May 13, 2014 at 8:00 a.m., local time, for the purpose of considering and acting on the following matters:

1)	to elect seven directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified (referred to as “Proposal No.1”);

2)	to amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”) in order to increase the number of shares of common stock, par value $0.001 per share, authorized for issuance under the Charter from 150,000,000 to 180,000,000 (referred to as “Proposal No. 2”);

3)	to ratify the selection by the Audit Committee of Anton & Chai LLP as our independent registered accounting firm for the fiscal year ending September 30, 2014 (referred to as “Proposal No. 3”); and

4)	to transact such other business as may properly come before the Annual Meeting and any meeting following postponement or adjournment thereof .

These items are more fully described in the proxy statement accompanying this Notice.

The board of directors has fixed the close of business on Friday, April 4, 2014, as the record date for determining CNS stockholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

Your vote is extremely important. All CNS stockholders are cordially invited to attend the annual meeting in person. Whether or not you plan to attend in person, you are urged to mark, date, sign and return the enclosed WHITE proxy card as promptly as possible in the postage-prepaid envelope provided, or scan or fax your completed proxy card to the email address and fax numbers indicated in the proxy statement — this will help ensure that your CNS shares are represented and that a quorum is present at the annual meeting. If you submit your proxy and then decide to attend the annual meeting and wish to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures identified in the accompanying proxy statement. Only CNS stockholders of record at the close of business on Friday, April 4, 2014 are entitled to notice of, to attend and to vote at, the annual meeting. This proxy statement and the enclosed proxy card are first being distributed to stockholders on or about April 11, 2014.

Important Notice Regarding Internet Availability of Proxy Materials For The Annual Meeting Of Stockholders: This proxy statement, the accompanying form of proxy card and CNS’s Annual Report (the “Annual Report”) and subsequent Quarterly Report are available at www.cnsresponse.com. We are providing you access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

If you have any questions or require any assistance with voting your shares, please contact:

Paul Buck, CFO
CNS Response, Inc.
pbuck@cnsresponse.com

By order of the Board of Directors,

/s/ Paul Buck
Paul Buck
Secretary

Aliso Viejo, California

April 9, 2014

IMPORTANT: Whether or not you expect to attend the annual meeting in person, we urge you to submit a completed WHITE proxy card to vote your shares. This will help ensure the presence of a quorum at the annual meeting. Promptly voting your shares will help to save CNS the expense of additional solicitations. As described in the accompanying proxy statement, submitting your WHITE proxy card now will not prevent you from voting your shares at the annual meeting if you desire to do so. Please mail your proxy card in the envelope provided or fax the card to CNS at 1-866-867-4446 or vote by internet at www.proxyvote.com or vote by phone at 1-800-690-6903.

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CNS RESPONSE, INC.

THIS PROXY STATEMENT ALSO INCLUDES THE WHITE PROXY CARD FOR YOUR USE IN VOTING FOR THE ELECTION OF DIRECTORS, THE AMENDMENTS OF THE COMPANY’S CHARTER WITH REGARD TO AUTHORIZED COMMON STOCK AND THE RATIFICATION OF THE INDEPENDENT AUDITORS.

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CNS RESPONSE, INC.

85 Enterprise, Suite 410

Aliso Viejo, CA 92656

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 13, 2014

ABOUT THE MEETING

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of CNS Response, Inc., a Delaware corporation (“CNS,” the “Company,” “we,” “our,” or “us”) for use in connection with CNS’s annual meeting of stockholders (the “annual meeting” or the “meeting”), to be held on Tuesday, May 13, 2014 at 8:00 a.m., local time, at The Pacific Club, 4110 Mac Arthur Blvd., Newport Beach, CA 92660. This proxy statement, the enclosed WHITE proxy card, the Company’s 2013 Annual Report on Form 10-K and subsequent Quarterly Report on Form 10-Q are being sent to stockholders entitled to vote at the annual meeting.

THE BOARD OF DIRECTORS URGES YOU TO RETURN THE WHITE PROXY CARD AS SOON AS POSSIBLE.

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QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING

Why am I receiving these materials?

We are sending you this proxy statement because the board of directors is soliciting your proxy to vote at our annual meeting. This proxy statement provides information regarding the matters that we will act on at the annual meeting and summarizes the information you need in order to vote at the annual meeting. You do not need to attend the annual meeting to vote your CNS shares. Please read this proxy statement, as it contains important information you need to know to vote at the annual meeting.

When and where will the annual meeting take place?

The annual meeting will be held on Tuesday, May 13, 2014 at 8:00 a.m., local time, at The Pacific Club, 4110 Mac Arthur Blvd., Newport Beach, CA 92660.

Who is soliciting my vote?

This proxy statement and the WHITE proxy card are provided in connection with the solicitation of proxies by our board of directors for the annual meeting. Proxy materials, including this proxy statement and the WHITE proxy card, were filed by us with the Securities and Exchange Commission on April 9, 2014, and we are first making this proxy statement available to stockholders on or around April 11, 2014.

What am I being asked to vote on?

At the annual meeting, stockholders of record as of April 4, 2014 will be entitled to vote in the election of directors (referred to as “Proposal No.1”). Our nominees for director are:

• Thomas Tierney	• John Pappajohn
• Walter Schindler	• Andrew Sassine
• Zachary McAdoo	• Robert Follman
• Richard Turner

All of our nominees are currently serving as CNS directors. Messrs. Pappajohn, McAdoo, Turner and Sassine are nominees of Equity Dynamics pursuant to the terms of the Governance Agreement between the Company and Equity Dynamics. Messrs. Schindler, Tierney and Follman are nominees of SAIL Capital Partners pursuant to the terms of the Governance Agreement between the Company and SAIL Capital Partners. The Governance Agreements are further described under “Information Regarding the Board of Directors and Committees and Company Management - Governance Agreements and Nominations Process.”

At the meeting, CNS stockholders will also vote to approve an amendment to the Company’s Charter that will increase the number of shares of common stock, par value $0.001 per share, authorized for issuance under the Charter from 150,000,000 to 180,000,000 (referred to as “Proposal No. 2”).

Furthermore, CNS stockholders will vote to ratify the selection by the Audit Committee of Anton & Chia LLP as our independent registered accounting firm for the fiscal year ending September 30, 2014 (referred to as “Proposal No. 3”).

Finally, CNS stockholders will transact such other business as may properly come before the Annual Meeting and any meeting following postponement or adjournment thereof.

How does the board of directors recommend that I vote?

Our board of directors believes that it is in the best interest of CNS and its stockholders to approve the following:

•	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF OUR DIRECTOR NOMINEES (PROPOSAL 1).

•	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE CHARTER INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK (PROPOSAL 2).

•	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF OUR INDEPENDENT REGISTERED ACCOUNTING FIRM (PROPOSAL 3).

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How are my shares of common stock voted if I give you my proxy?

Unless you give other instructions on your WHITE proxy card, the persons named as proxy holders on the WHITE proxy card will vote in accordance with the recommendations of our board of directors. This means that if you return an executed WHITE proxy card to us and:

•	do not withhold authority to vote for the election of any of the director nominees, all of your shares of common stock will be voted for the election of each director nominee;

•	withhold authority to vote your shares of common stock for any director nominee, none of your shares of common stock will be voted for that candidate, but all of your shares of common stock will be voted for the election of each director nominee for whom you have not withheld authority to vote;

•	do not specify how to vote on any of the Proposals numbered 2 through 3, your shares will be voted “FOR” such proposals.

The above description is subject to the “broker non-vote” limitation described under “How do I vote?” below.

Who may vote at the annual meeting?

Our common stock is the only class of voting shares. Holders of record of our common stock at the close of business on April 4, 2014, the record date for the annual meeting, are entitled to vote on each matter properly brought before the annual meeting and at any adjournment or postponement of the meeting.

How many votes do I have?

CNS stockholders have one vote for each share of common stock owned on the record date on each matter properly brought before the annual meeting and at any adjournment or postponement of the meeting.

How many votes may be cast by all stockholders?

As of the close of business on April 4, 2014, 100,547,230 shares of our common stock were outstanding and each share is entitled to one vote on each matter properly brought before the annual meeting and at any adjournment or postponement of the meeting.

How do I vote?

You may vote by attending the annual meeting and voting in person or by submitting a proxy. The method of voting by proxy will be different depending on whether your shares are held by you directly as the record (or registered) holder or if your shares are held in “street name” by a broker, bank or nominee on your behalf.

•	Record holders: If you hold your CNS shares as a record holder, you may vote your shares by completing, dating and signing the WHITE proxy card that is included with this proxy statement and promptly returning it in the pre-addressed, postage paid envelope we are providing to you. You also have the option of submitting your proxy electronically via email or by fax by following the instructions described below. You also have the right to vote in person at the meeting, and if you choose to do so, you can bring the enclosed WHITE proxy card or vote using the ballot provided at the annual meeting.

If you vote by proxy, your shares will be voted at the annual meeting in the manner specified by you, if any. If you sign, date and return your WHITE proxy card, but do not specify how you want your shares voted, they will be voted by the proxy holder as described under “How are my shares of common stock voted if I give you my proxy?”

•	“Street name” holders: If you hold your CNS shares in street name, you are what is commonly known as a “beneficial owner,” and you should receive a notice from your broker, bank or other nominee that includes instructions on how to vote your CNS shares. Your broker, bank or nominee may allow you to deliver your voting instructions over the Internet and may also permit you to vote by telephone. You also may request paper copies of the proxy statement and WHITE proxy card from your broker. Because a beneficial holder is not the stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting.

If you hold your shares in street name and do not provide your broker with specific voting instructions regarding the election of directors, the broker will not be able to vote your shares on your behalf with respect to Proposals 1 and 2 because the broker does not have discretionary authority to vote on certain non-routine items, such as director elections and charter amendments (so-called “broker non-votes”) — the broker must receive voting instructions from you as the beneficial owner of the shares.

Even if you plan to attend the annual meeting, we ask that you vote your shares in advance using the WHITE proxy card so that your vote will be counted if you later decide not to attend the annual meeting.

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To vote for our nominees — Thomas Tierney, John Pappajohn, Zachary McAdoo, Walter Schindler, Robert Follman, Andrew Sassine and Richard Turner — and to approve Proposals 2 through 3, you must follow the instructions on the WHITE proxy card or attend the annual meeting in person and vote by written ballot.

If you have any questions about how to ensure that your shares are voted at the annual meeting in accordance with your wishes, please contact:

George Carpenter CEO

CNS Response, Inc.

gcarpenter@cnsresponse.com

Can I send in my proxy by fax or by email?

Yes. You may fax your completed and signed proxy card to us at 1-866-867-4446. You also may email a completed and signed proxy card to us by scanning your completed and signed proxy card and emailing it to the attention of Paul Buck at pbuck@cnsresponse.com. You may also vote by internet at www.proxyvote.com or by phone at 1-800-690-6903.

How many votes must be present to hold the annual meeting?

A quorum must be present for business to be transacted at the annual meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting will constitute a quorum for the transaction of business at the annual meeting. Based on shares of our common stock outstanding on the record date, 50,273,616 shares of our common stock must be present either in person or by proxy for a quorum.

Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining the presence or absence of a quorum. A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. In order for us to determine that enough votes will be present to hold the annual meeting and transact business, we urge you to vote as soon as possible by submitting the WHITE proxy card.

What vote is required to elect the directors?

When a quorum is present, a plurality of the votes cast by the stockholders entitled to vote at the election of directors is required for the election of directors. This means that the seven nominees receiving the highest number of affirmative votes will be elected to the board of directors. There is no cumulative voting in the election of directors.

What vote is required to approve the other proposals put before the shareholders?

When a quorum is present, the affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote on the matter, will be required to approve each of the proposals put before the shareholders. A quorum is represented by 50,273,616 shares of the 100,547,230 issued and outstanding at the close of business on the record date, April 4, 2014.

May I revoke my vote?

You may revoke your vote at any time before your proxy is voted at the annual meeting. The action you must take to revoke your vote will be different depending on whether your shares are held by you directly as the record holder or if your shares are held in “street name” by a broker, bank or nominee on your behalf.

•	Record holders: If you hold your CNS shares as a record holder, you may revoke your proxy at any time before your proxy is voted at the annual meeting by (i) delivering to CNS a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked, (ii) signing and delivering a new paper proxy, relating to the same shares and bearing a later date than the original proxy, (iii) submitting another proxy by email or fax relating to the same shares and bearing a later date than the original proxy, or (iv) attending the annual meeting and voting in person, although attendance at the annual meeting will not, by itself, revoke a proxy.

•	“Street name” holders: If you hold your CNS shares in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so.

Will any other business be conducted at the annual meeting?

It is not currently expected that any matter other than those identified above will be voted upon at the annual meeting (other than procedural matters with respect to the conduct of the meeting that may properly arise). With respect to any other matter that properly comes before the meeting, the proxy holders will vote as may be recommended by our board of directors or, if no recommendation is given, in their own discretion.

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May I vote in person?

Yes. If you plan to attend the annual meeting and wish to vote in person, you will be given a ballot at the annual meeting. Please note, however, that if your shares are held in street name, you must bring to the annual meeting a “legal proxy” from the record holder of the shares, which is the broker, bank or other nominee, authorizing you to vote at the annual meeting.

What do I need for admission to the annual meeting?

You are entitled to attend the annual meeting in person only if you are a stockholder of record or a beneficial owner of our stock as of the close of business on April 4, 2014, or if you hold a valid proxy for the annual meeting. To attend the meeting, you must bring with you

•	photo identification; and

•	if you hold in “street name,” you should provide proof of beneficial ownership on the record date, a copy of the WHITE voting-instruction card provided by your broker, bank, or other nominee, or other similar evidence of ownership as of the record date, as well as your photo identification.

If you are the stockholder of record, your name will be verified against the list of stockholders of record prior to your admittance to the annual meeting.

The use of cameras, recording devices and other electronic devices at the annual meeting is prohibited, and such devices will not be allowed in the meeting or any other related areas, except by credentialed media. We realize that many cellular phones personal digital assistants have built-in digital cameras and voice recorders, and while you may bring these into the meeting venue, you may not use the camera or recording function at any time.

What happens if the annual meeting is postponed or adjourned?

Your proxy will remain valid and may be voted when the postponed or adjourned meeting is held. You may change or revoke your proxy until it is voted.

Who pays for the solicitation of proxies?

We will pay the cost of preparing this proxy statement and the related WHITE proxy card and notice of meeting, as well as any other materials that may be distributed on behalf of our board of directors, and any cost of soliciting your vote on behalf of the board of directors. We also pay all annual meeting expenses.

We may use the services of our directors, officers, employees and others to solicit proxies, personally or by mail, telephone, or facsimile. We may also make arrangements with brokers, banks and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. We may reimburse such individuals or firms for reasonable out-of-pocket expenses incurred by them in soliciting proxies, but we will not pay any compensation for their services. We estimate that our total expenditures related to the solicitation of proxies for the annual meeting will be approximately $25,000. Although unlikely, we may decide to engage a proxy solicitation firm to assist with the solicitation of proxies in which case the additional cost of the proxy solicitation firm to be borne by us will be approximately $10,000.

May I access the proxy materials for the annual meeting on the Internet?

Under recently implemented rules of the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials, including the WHITE proxy card, and by notifying you of the availability of our proxy materials on the Internet. This proxy statement, the accompanying form of WHITE proxy card and the Company’s Annual Report on Form 10-K (as amended) for the fiscal year ended September 30, 2013, and subsequent Quarterly Report on Form 10-Q, are available at www.CNSResponse.com.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Proposal No. 1 is for the election of seven directors to hold office until our next annual meeting of stockholders and until their respective successors have been duly elected and qualified. Our Charter provides that the number of directors of the Company shall be fixed from time to time by our board of directors. The board of directors has fixed the number of directors at seven.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” all of the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the annual meeting, the proxies will be voted for such other nominee(s) as shall be designated by the board of directors to fill any vacancy, or, alternatively, the board may determine to reduce the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Proxies may not be voted for more than seven directors. The seven nominees receiving the highest number of affirmative votes of the shares entitled to vote at the meeting will be elected. Stockholders may not cumulate votes in the election of directors.

The board of directors has nominated and proposes the election of the following nominees as directors:

• Thomas Tierney	• John Pappajohn
• Walter Schindler	• Zachary McAdoo
• Robert Follman	• Andrew Sassine
• Richard Turner

Messrs. Pappajohn, McAdoo, Turner and Sassine are nominees of Equity Dynamics pursuant to the terms of the Governance Agreement between the Company and Equity Dynamics. Messrs. Schindler, Tierney and Follman are nominees of SAIL Capital Partners pursuant to the terms of the Governance Agreement between the Company and SAIL Capital Partners. The Governance Agreements are further described under “Information Regarding the Board of Directors and Committees and Company Management - Governance Agreements and Nominations Process.”

The principal occupation and certain other information about the nominees and certain executive officers are set forth under “Information Regarding the Board of Directors and Committees and Company Management.”

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

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PROPOSAL 2 – APPROVAL OF AN AMENDMENT OF OUR CHARTER INCREASING THE NUMBER OF

AUTHORIZED SHARES OF COMMON STOCK

The Board has recommended that the stockholders grant authority to the Board to effect an increase in the number of authorized shares of our common stock, par value $0.001 per share, by 30,000,000 shares to a total of 180,000,000 shares.

The Company’s Charter currently provides that the Company is authorized to issue 150,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”). On March 19, 2014, the Board of Directors approved an amendment (the “Amendment”) to the Company’s Charter that would (i) increase the number of shares of Common Stock authorized for issuance under the Charter from 150,000,000 to 180,000,000 shares. If the Company's stockholders approve Proposal No. 2, the full text of the Amendment would be as follows:

ARTICLE IV

CAPITAL STOCK

Section 4.A. The total number of shares of stock which the Company shall have authority to issue is One Hundred Ninety-Five Million (195,000,000).

Section 4.B. Common Stock. The total number of shares of Common Stock which the Corporation shall have authority to issue is One Hundred and Eighty Million (180,000,000), with a par value of $0.001 per share. Stockholders shall not have preemptive rights or be entitled to cumulative voting in connection with the shares of the Corporation’s Common Stock.

*        *        *

Assuming stockholder approval of Proposal No. 2, then following the filing of the Certificate of Amendment with the Delaware Secretary of State, in substantially the form attached hereto as Annex A, the total number of authorized shares of all classes of our capital stock would be 195,000,000, consisting of 180,000,000 shares of Common Stock, and 15,000,000 shares of Preferred Stock, and approximately 62,777,708 shares of our Common Stock would be authorized, but unissued and not reserved for issuance. Upon the filing of the Certificate of Amendment establishing the Preferred Stock, as described below, we will have 15,000,000 shares of Preferred Stock authorized and available for issuance.

The Board of Directors approved the increase in authorized shares of Common Stock primarily to give the Company needed and appropriate flexibility to issue shares for future corporate, including financing needs. The newly authorized shares of Common Stock may be issued by the Board in its discretion, subject to any further shareholder action required in the case of any particular issuance, including under the Company’s organizational documents, applicable law, agreements or contracts, regulatory authorities, and/or the rules of any exchange on which our shares of Common Stock may in the future be listed. The shares of Common Stock would be issuable for any proper corporate purpose, including without limitation, capital raising transactions of equity or convertible debt securities, issuance upon conversion or redemption of currently outstanding convertible notes, future acquisitions or other investment opportunities, stock dividends, issuance under current or future equity compensation plans, including the 2012 Omnibus Incentive Compensation Plan, as amended, or for any other corporate purposes.

Purpose of the Proposal

The Board believes that the increase in the number of shares of authorized Common Stock is in the best interests of the Company and its stockholders because the additional 30,000,000 authorized shares will provide the Company with needed ability to raise additional funds to continue its operations and fund business development initiatives. The Company needs additional finds immediately to continue its operations. To date, the Company has financed its cash needs primarily through equity offerings and debt financings. Until the Company can generate a sufficient amount of revenues to finance its cash requirements, which it may never do, the Company has to finance future cash needs primarily through public or private equity offerings, debt financings, borrowings or strategic collaborations. Accordingly, the additional authorized shares will allow the Company to issue additional shares in the future to take advantage of market conditions or strategic opportunities without the potential expense or delay incident to obtaining shareholder approval for a particular issuance.

We are continually engaging in private discussions with investors and bankers with respect to proposed transactions pursuant to which we can issue securities to raise additional funds. As disclosed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2013, until we can generate a sufficient amount of revenues to finance our operations and capital expenditures, we will be required to finance our cash needs primarily through public or private equity offerings, debt financings, borrowings or strategic collaborations, and we are continually involved in activities relating to raising capital. Accordingly, we are currently considering specific opportunities to raise additional funds. However, we believe that the number of shares of Common Stock that are currently authorized but unissued and unreserved is sufficient to satisfy our near-term financing needs and current plans with respect to financing transactions. We, have no current plan, commitment, arrangement, understanding or agreement regarding the issuance of shares of Common Stock that exceeds the amount currently available for issuance under our Certificate of Incorporation. We expect that we will need to raise more funds in the future and we would need to have more authorized shares available to meet such needs.

Effect of the Proposal

The additional 30,000,000 authorized shares of Common Stock will have rights identical to our currently authorized and outstanding shares of Common Stock. Accordingly, effecting the proposal to increase the number of shares of Common Stock will not affect any rights of shareholders and par value will remain unchanged at $0.001 per share. The following factors, however, may impact holders of our Common Stock or convertible debt securities:

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Possible dilution from future issuance of additional shares. The interests of the holders of our Common Stock and convertible debt securities could be diluted substantially as a result of the increase in the number of authorized shares of our Common Stock from 150,000,000 to 180,000,000 shares. Any future issuance of additional authorized shares in future financings using our Common Stock could dilute future earnings per share, book value per share and voting power of existing shareholders. Depending upon the circumstances under which such shares are issued, such issuance may reduce shareholders’ equity per share and may materially reduce the percentage ownership of our Common Stock of existing shareholders.

Possible anti-takeover effect from future issuances of additional shares. Any future issuance of additional shares also may have an anti-takeover effect by making it more difficult to engage in a merger, tender offer, proxy contest or assumption of control of a large voting block of our Common Stock. Our Board could impede a takeover attempt by issuing additional shares and thereby diluting the voting power of other outstanding shares and increasing the cost of a takeover. A future issuance of additional shares of Common Stock could be made to render more difficult an attempt to obtain control of us, even if it appears to be desirable to a majority of shareholders, and it may be more difficult for our shareholders to obtain an acquisition premium for their shares or to remove incumbent management. Although the increase in the number of authorized shares of our Common Stock may have an anti-takeover effect, the Amendment was approved for the reasons stated above, and the Board of Directors did not adopt the Amendment with the intent that it be utilized as a type of anti-takeover device.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF OUR CHARTER INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

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PROPOSAL 3 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Our Board of Directors has appointed Anton & Chai LLC (“AnC”) as our independent registered public accountants for the fiscal year ending September 30, 2014. Although we are not required to have the stockholders ratify the selection of AnC as our independent auditors, we are doing so because we believe it is a matter of good corporate practice.  If the stockholders do not ratify the selection, the Board of Directors will reconsider whether or not to retain AnC but may retain such independent auditors in any event.  Even if the selection is ratified, the Board of Directors, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.  Representatives of AnC will be present at the Annual Meeting with an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

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INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES AND COMPANY

MANAGEMENT

The following table sets forth the name, age and position of each of our executive officers, directors and director nominees as of May 13, 2014.

Name	Age	Position
Thomas T. Tierney	75	Chairman of the Board
John Pappajohn	85	Director
Robert J. Follman	69	Director
Richard W. Turner, Ph.D.	67	Director
Walter L. Schindler	62	Director
Andrew H. Sassine	49	Director
Zachary McAdoo	41	Director
George C. Carpenter IV	55	President and Chief Executive Officer
Paul Buck	58	Chief Financial Officer and Secretary

Directors

Thomas T. Tierney, Chairman of the Board of Directors

Thomas T. Tierney joined our Board of Directors on February 25, 2013 and was appointed Chairman on March 26, 2013. Mr. Tierney owns and operates Vitatech Nutritional Sciences Inc. which manufactures and markets nutritional supplements and over-the-counter drugs under an FDA manufacturing license using current Good Manufacturing Practices. Mr. Tierney joined Vitatech, which was previously known as Linwilco Laboratories, in 1971 as its General Manager and became its President in 1980. From 1988 till its sale in 2004, Mr. Tierney was also the Chairman and Chief Executive Officer of Body Wise International, a nutritional supplements distributer, focused on weight management, fitness performance and anti-aging strategies. Mr. Tierney served in the Air Force from 1960 to 1971, including a tour of duty in Vietnam where he served as Deputy Chief of Logistics Plans and Programs at the Headquarters 7th Air Force during the time of the Tet Offensive. After completing this tour, he was assigned as a Pentagon Research Associate at the Rand Corporation where he worked on logistics analysis and the use of advanced technologies. He has a B.A. in business from Wayne State University and an M.Sc. in logistics management from the Air Force Institute of Technology. Mr. Tierney has a distinguished record of civic activities including being Trustee of the UCI Foundation Board, a Regent of Bastyr University, Seattle, Washington, is active with the Wounded Warriors Project, is an active participant in leadership positions in stem cell research, The MIND Institute, UC Irvine School of Medicine Advisory Board and on the Board of Children’s Hospital of Orange County, as well as multiple other Educational, Arts and Law enforcement organizations. In 2001 Mr. Tierney and his wife Elizabeth were recognized as Outstanding Philanthropists of the Year. Mr. Tierney is being appointed to the Board pursuant to the Company’s Governance Agreement with SAIL Capital Partners and he was selected to serve as a director because of his extensive experience in management, his knowledge of the FDA, his commitment to the health and wellness of military personnel and his influence as a business and civic leader.

John Pappajohn, Director

John Pappajohn joined our board of directors on August 26, 2009. Since 1969, Mr. Pappajohn has been the President and sole owner of Pappajohn Capital Resources, a venture capital firm, and President and sole owner of Equity Dynamics, Inc., a financial consulting firm, both located in Des Moines, Iowa. Since 1994 has served as a director on the board of public company American CareSource Holdings, Inc., Dallas, TX. He has served on the boards of public companies ConMed Healthcare Management, Inc., PharmAthene, Inc., Spectrascience, Inc., within the past five years. Mr. Pappajohn also currently serves as Chairman of the Board of Cancer Genetics, Inc. Mr. Pappajohn was chosen to serve as a director of our company because of his unparalleled experience serving as a director of more than 40 companies and the substantial insight he has gained into the life sciences and healthcare industries by actively investing in the industries for more than 40 years, and by founding and supporting several public healthcare companies. Mr. Pappajohn devotes such portion of his time to his role as a director of CNS Response as is required to properly fulfill his duties in that role. Mr. Pappajohn is one of four current directors serving on our Board pursuant to the Company’s Governance Agreement with Equity Dynamics.

Robert J. Follman, Director

Robert J. Follman joined our Board of Directors on February 25, 2013. Mr. Follman is President and CEO of R.A. Industries Inc., one of the leading producers of complex multi-axis components for the aerospace, nuclear, petroleum and other commercial industries, and has served in that position since 1976. He is also President and CEO of Markall Incorporated, a related company that produces and markets electro-mechanical assemblies for the same markets. Mr. Follman is a longtime supporter of many local and national charitable organizations and is active in many community and civic affairs. He has a long history of supporting the UC Irvine Diabetes Center, among other organizations. Mr. Follman is being appointed to the Board pursuant to the Company’s Governance Agreement with SAIL Capital Partners and he was selected to serve as a director because of his leadership experience, having served as executive officer, and his influence as a business and civic leader.

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Richard W. Turner, Ph.D. Director

Dr. Turner joined our Board of Directors on February 25, 2013. Dr. Turner served as the Chief Executive Officer and the Chairman of the Board of Directors of ConMed Healthcare Management, Inc., a public company providing healthcare services to county and municipal detention centers, from 2007 until 2012, when it merged with and into a wholly-owned subsidiary of Correct Care Solutions, LLC. Prior to consulting for ConMed's predecessor in interest in May 2006, Dr. Turner served as President and Chief Executive Officer of EyeTel Imaging, Inc., from January 2004 to May 2006. Prior to January 2004, Dr. Turner served as President and Chief Executive Officer of BEI Medical Systems Company, Inc., a company engaged in the development and marketing of a minimally invasive endometrial ablation system. BEI Medical was sold to Boston Scientific Corp. for approximately $95 million in 2002. Dr. Turner graduated from Old Dominion University with a B.Sc., earned his M.B.A. from Pepperdine University and earned his Ph.D. from Berne University. Since June 2011, Dr. Turner has served as a member of the Board of Directors of American CareSource Holdings, Inc., a publicly traded ancillary health care services company. Dr. Turner is being appointed to the Board pursuant to the Company’s Governance Agreement with Equity Dynamics and he was selected to serve as a director because of his extensive leadership experience, having served as executive officer to many companies in the healthcare and medical field.

Walter L. Schindler, Director

Walter L. Schindler joined our board on December 10, 2012. Mr. Schindler has been Managing Partner of SAIL Capital Partners, LLC, since he founded it in 2002. SAIL Capital Partners is a pioneer and global leader of investment in sustainable innovation in energy and water technology companies. The firm focuses on investments primarily in growth companies pursuing the worldwide energy and water markets, and has offices in California, Toronto, Washington DC, and New Orleans. Mr. Schindler has also been a member of the Board of Directors of Xtreme Power, Inc. since 2008. Prior to SAIL, Mr. Schindler was the Managing Partner of Gibson, Dunn & Crutcher’s Orange County, California office, one of the largest in its worldwide network. He was the lead strategic legal advisor in over 60 successful mergers, acquisitions, and initial public offerings. His assignments included advising Pacific Life with regard to the creation and execution of the exit strategy for its investment in PIMCO and working on the IPO of Ultrasystems, the first renewable power project development company in the United States to go public. He has 30 years of experience in energy and renewable power and related exit experience. Mr. Schindler is a native of New Orleans and earned his B.A., M.A. and Ph.D. with honors from Yale University and his J.D. with honors from Harvard Law School, and was a Fulbright Scholar in Italy. He is also a published poet and the author of a book on the life and the poetry of the English poet and statesman John Milton. Mr. Schindler was appointed to the Board pursuant to the Company’s Governance Agreement with SAIL Capital Partners and was selected because of his extensive strategic corporate experience.

Andrew H. Sassine, Director

Andrew H. Sassine joined our Board of Directors on February 25, 2013. Mr. Sassine worked as a portfolio manager for Fidelity Investments (“Fidelity”) from 1999 to 2012. Between 2004 and 2011, he managed Fidelity Small Cap Stock Fund, Fidelity International Small Cap Opportunities Fund and Fidelity Advisor International Small Cap Opportunities Fund. Mr. Sassine joined Fidelity in 1999 as a high yield research analyst covering the Telecommunications, Satellite, Technology, Defense and Aerospace, and Restaurant Industries. In 2001, he joined the international group as a research analyst covering small and mid-cap international stocks. Prior to joining Fidelity, Mr. Sassine was a vice president in the Acquisition Finance Group at Fleet National Bank. Prior to joining Fleet, he managed a portfolio of highly leveraged middle market companies at Continental Bank and Heller Financial in Chicago. Mr. Sassine has been a member of the Henry B. Tippie College of Business, University of Iowa, Board of Advisors since 2009 and the Clarke Schools for Hearing and Speech, Board of Trustees since 2009. Mr. Sassine earned a B.A. degree at the University of Iowa in 1987 and an M.B.A. from the Wharton School at the University of Pennsylvania in 1993. Mr. Sassine was appointed to the Board pursuant to the Company’s Governance Agreement with Equity Dynamics and he was selected to serve as a director because of his extensive investment management experience.

Zachary McAdoo, Director

Zachary McAdoo joined our Board of Directors on November 21, 2011. Mr. McAdoo is the president of McAdoo Capital, Inc., a New York based investment firm founded in 2009 that focuses on investing in small and micro-cap public companies. McAdoo Capital, Inc. is the investment manager to the Zanett Opportunity Fund, Ltd., a Bermuda-based company. Mr. McAdoo is also Chairman and Chief Executive Officer of Radioio, Inc. (OTCQB: RAIO), a publicly traded internet radio company. From 2005 through 2008, Mr. McAdoo was an analyst and portfolio manager with the Zanett Group, a New York based family office. Prior to joining The Zanett Group, Mr. McAdoo worked for seven years for two other small cap investment firms. Mr. McAdoo graduated from McGill University in 1995 with a Bachelor of Arts degree in Psychology. In 2004 he became a CFA charter holder. In addition to his experience investing in healthcare services, diagnostics and medical device companies, Mr. McAdoo brings a direct-to-consumer marketing perspective to the Board through his experience of investing in companies across many industries that use direct marketing methods. Mr. McAdoo is one of four current directors serving on our Board pursuant to the Company's Governance Agreement with Equity Dynamics.

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Board Composition, Committees and Director Independence.

Our board of directors currently consists of seven members: Thomas Tierney, John Pappajohn, Zachary McAdoo, Walter Schindler, Robert Follman, Richard Turner and Andrew Sassine. All directors were elected at our annual meeting of shareholders held on May 23, 2013, and will serve until our next annual meeting or until his successor is duly elected and qualified. John Pappajohn was originally elected at our annual meeting of shareholders held on April 27, 2010. Zachary McAdoo was appointed to the Board at a meeting on November 21, 2011 following the resignation of Dr. Jerome Vaccaro on October 30, 2010. Walter Schindler was appointed to the Board at a meeting on December 10, 2012 following the resignation of Dr. Henry Harbin on November 18, 2012. Former directors George Carpenter, David Jones, Maurice De Wald and George Kallins all resigned on November 30, 2012 and Robert Follman, Thomas Tierney, Richard Turner and Andrew Sassine were nominated to the Board on December 10, 2012 and were empanelled on February 25, 2013, 10 days after the completion of the mailing to all shareholders of the information statement pursuant to Section 14(f) of the Securities Exchange Act of 1934.

The Company’s securities are not listed on a national securities exchange or an inter-dealer quotation system that has requirements that a majority of the Board of Directors be independent. We nonetheless use the definition of “independence” under Rule 5602 of the NASDAQ Stock Market Rules, as applicable and as may be modified or supplemented from time to time and the interpretations thereunder, to determine if the members of our Board are independent. In making this determination, our Board considers, among other things, transactions and relationships between each director and his immediate family and the Company, including those reported under the caption “Certain Relationships and Related Transactions.” The purpose of this review is to determine whether any such relationships or transactions are material and, therefore, inconsistent with a determination that the directors are independent. On the basis of such review and its understanding of such relationships and transactions, all our Board members are “independent” directors as that term is defined in the NASDAQ Stock Market Rules except for John Pappajohn and Walter Schindler. Prior to their respective resignations, Henry Harbin, George Kallins and Maurice DeWald had also been determined to be “independent.”

Board Committees

Our Board of Directors established an audit committee and a compensation committee at a Board meeting held on March 3, 2010, and governance and nominations committee at a Board meeting held on March 22, 2012. Each committee has its own charter, which is available on our website at www.cnsresponse.com. Information contained on our website is not incorporated herein by reference. Each of the Board committees has the composition and responsibilities described below.

Audit Committee

We have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934, as amended (the “Exchange Act”). Mr. McAdoo (Chair), Mr. Sassine and Mr. Turner are the members of the audit committee. They are “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules. Our Board has previously determined that Mr. McAdoo serves as the “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. In his roles as president of, and analyst and portfolio manager in, various investment firms, Mr. McAdoo has gained over 10 years of experience analyzing the financial statements of public companies, assessing the use of accounting methods employed by those companies and the financial acumen of management.

The audit committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of this committee include:

•	selecting and recommending to our Board of Directors the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;
•	approving the fees to be paid to the independent registered public accounting firm;
•	helping to ensure the independence of our independent registered public accounting firm;
•	overseeing the integrity of our financial statements;
•	preparing an audit committee report as required by the SEC to be included in our annual proxy statement;
•	reviewing major changes to our auditing and accounting principles and practices as suggested by our company’s independent registered public accounting firm, internal auditors (if any) or management;
•	reviewing and approving all related party transactions; and
•	overseeing our compliance with legal and regulatory requirements.

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Compensation Committee

Our compensation committee assists the Board of Directors in the discharge of its responsibilities relating to the compensation of the Board of Directors and our executive officers. Messrs. Tierney, Pappajohn and Schindler are the members of our compensation committee. The Board is expected to determine that Mr. Tierney is “independent” within the meaning of the NASDAQ Stock Market Rules and all three members qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act. Mr. Pappajohn and Mr. Schindler likely do not qualify as “independent” directors.

The committee’s compensation-related responsibilities include:

•	assisting our Board of Directors in developing and evaluating potential candidates for executive positions and overseeing the development of executive succession plans;
•	reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our chief executive officer;
•	reviewing, approving and recommending to our Board of Directors on an annual basis the evaluation process and compensation structure for our other executive officers;
•	providing oversight of management’s decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;
•	reviewing our incentive compensation and other stock-based plans and recommending changes in such plans to our Board of Directors as needed, and exercising all the authority of our Board of Directors with respect to the administration of such plans;
•	reviewing and recommending to our Board of Directors the compensation of independent directors, including incentive and equity-based compensation; and
•	selecting, retaining and terminating such compensation consultants, outside counsel and other advisors as it deems necessary or appropriate.

Governance and Nominations Committee

The purpose of the governance and nominations committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the Board. Messrs. Follman, Sassine and Turner are the members of our governance and nominations committee. The Board is expected to determine that they are “independent” within the meaning of the NASDAQ Stock Market Rules.

The committee’s responsibilities include:

•	Selecting director nominees. The governance and nominations committee recommends to the Board of Directors nominees for election as directors at any meeting of stockholders and nominees to fill vacancies on the Board. The governance and nominations committee would consider candidates proposed by stockholders and will apply the same criteria and follow substantially the same process in considering such candidates as it does when considering other candidates. The governance and nominations committee may adopt, in its discretion, separate procedures regarding director candidates proposed by our stockholders. Director recommendations by stockholders must be in writing, include a resume of the candidate’s business and personal background and include a signed consent that the candidate would be willing to be considered as a nominee to the Board and, if elected, would serve. Such recommendation must be sent to the Company’s Secretary at the Company’s executive offices. When it seeks nominees for directors, our governance and nominations committee takes into account a variety of factors including (a) ensuring that the Board, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the company’s business and industry, independence of thought and an ability to work collegially. The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the Board room, contributing to the ability of the Board of Directors to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure. Accordingly, the process of the governance and nominations committee for identifying nominees reflects the Company’s practice of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership on the Board of Directors, whom the committee believes continue to make important contributions to the Board of Directors and who consent to continue their service on the Board of Directors. The Board has not adopted a formal policy with respect to its consideration of diversity and does not follow any ratio or formula to determine the appropriate mix; rather, it uses its judgment to identify nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to the high standards of Board service. The governance and nominations committee may adopt, and periodically review and revise as it deems appropriate, procedures regarding director candidates proposed by stockholders.

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•	Reviewing requisite skills and criteria for new Board members and Board composition. The governance and nominations committee reviews with the entire Board of Directors, on an annual basis, the requisite skills and criteria for Board candidates and the composition of the Board as a whole.

•	Hiring of search firms to identify director nominees. The governance and nominations committee has the authority to retain search firms to assist in identifying Board candidates, approve the terms of the search firm’s engagement, and cause the Company to pay the engaged search firm’s engagement fee.

•	Selection of committee members. The governance and nominations committee recommends to the Board of Directors, on an annual basis, the directors to be appointed to each committee of the Board of Directors.

•	Evaluation of the Board of Directors. The governance and nominations committee will oversee an annual self-evaluation of the Board of Directors and its committees to determine whether it and its committees are functioning effectively.

•	Development of Corporate Governance Guidelines. The governance and nominations committee will develop and recommend to the Board a set of corporate governance guidelines applicable to the Company.

The governance and nominations committee may delegate any of its responsibilities to subcommittees as it deems appropriate. The governance and nominations committee is authorized to retain independent legal and other advisors, and conduct or authorize investigations into any matter within the scope of its duties.

Committee Memberships and Meetings

The following table below sets forth the membership of each Committee:

Name of Director	Audit Committee	Compensation Committee	Governance and Nominations Committee
Thomas Tierney		Member
John Pappajohn		Member
Walter Schindler		Member
Zachary McAdoo	Chair
Robert Follman			Member
Andrew Sassine	Member		Member
Richard Turner	Member		Member

Board Meetings

During the fiscal year ended September 30, 2013, the Board held nine meetings and the Board committees held a total of six meetings. Each incumbent director attended 75% or more of the total number of meetings of the Board and the Board committees of which he was as a member during the period he served as a director in fiscal year 2013. The Board of Directors did not meet in executive session during the fiscal year ended September 30, 2013.

The Company has not yet established a policy with respect to Board members’ attendance at its annual meetings.

Governance Agreements and Nominations Process

On November 28, 2012, the Company entered into Governance Agreements with Equity Dynamics and SAIL Capital Partners. Pursuant to these agreements, the Company agreed, subject to providing required notice to stockholders, to appoint a certain number of persons nominated by Equity Dynamics and SAIL Capital Partners to the Company’s Board of Directors and to create vacancies for that purpose, if necessary. The number of persons to be nominated by Equity Dynamics and SAIL Capital Partners pursuant to this provision is four and three, respectively. In addition, at each meeting of stockholders of the Company at which directors are nominated and elected, the Company agreed to nominate for election four designees of Equity Dynamics and three designees of SAIL Capital Partners and to take all necessary action to support their election and oppose any challenges to such designees. Under the terms of the agreements, the Company may not increase the number of directors to more than seven without the consent of Equity Dynamics and SAIL Capital Partners. The Governance Agreements terminate in the event of the sale of substantially all of the Company’s assets or a change of control, or upon any issuance of securities by the Company to parties not including Equity Dynamics and SAIL Capital Partners, from which the Company receives gross proceeds of at least $10 million.

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With respect to our 2014 Annual Meeting of Stockholders, the Board of Directors has nominated Thomas Tierney, John Pappajohn, Zachary McAdoo, Walter Schindler, Robert Follman, Andrew Sassine and Richard Turner as the nominees for election. The methods used by the board of directors for identifying candidates for election as directors (other than those proposed by our stockholders, as discussed below) is pursuant to the abovementioned Governance agreement whereby four directors are nominated by Equity Dynamics and three directors are nominated by SAIL Capital Partners. For each group the nomination process includes the solicitation of ideas for possible candidates from a number of sources — members of the board of directors; our senior management; individuals personally known to the members of the board of directors; and other research. The diversity of the background and field of expertise is a consideration for board membership. We may also from time to time retain one or more third-party search firms to identify suitable candidates. The board also considers outside candidates for possible nomination for election.

A CNS stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the requisite provisions contained in our bylaws. Stockholders who desire the Board to consider a candidate for nomination as a director at the 2014 annual meeting must submit advance notice of the nomination to our Board a reasonable time prior to the mailing date of the proxy statement for the 2014 annual meeting (subject to the limitations described under ‘Stockholder Proposals” below). The recommendation should be in writing and addressed to our Corporate Secretary.

A stockholder’s notice of a proposed nomination for director to be made at an annual meeting must include the following information:

•	the name and address of the stockholder proposing to make the nomination and of the person or persons to be nominated;

•	a representation that the holder is a stockholder entitled to vote his or her shares at the annual meeting and intends to vote his or her shares in person or by proxy for the person or persons nominated in the notice;

•	a description of all arrangements or understandings between the stockholder(s) supporting the nomination and each nominee;

•	any other information concerning the proposed nominee(s) that we would be required to include in the proxy statement if our Board of Directors made the nomination; and

•	the consent of the nominee(s) to serve as director if elected.

Among other matters, our governance and nominations committee:

•	Reviews the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of CNS Response and the Board;

•	Conducts candidate searches, interviews prospective candidates and conducts programs to introduce candidates to our management and operations, and confirms the appropriate level of interest of such candidates;

•	Recommends qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of the Board; and

•	Conducts appropriate inquiries into the background and qualifications of potential nominees.

Board Leadership Structure

To assure effective and independent oversight of management, our Board of Directors operates with the roles of Chief Executive Officer and Chairman of the Board separated in recognition of the differences between these two roles in the management of the Company. The Chairman of the Board is an independent, non-management role.

Our Board of Directors believes that this leadership structure provides the most effective leadership model for our Company. By permitting more effective monitoring and objective evaluation of the Chief Executive Officer’s performance, this structure increases the accountability of the Chief Executive Officer. A separation of the Chief Executive Officer and Chairman roles also prevents the former from controlling the Board's agenda and information flow, thereby reducing the likelihood that the Chief Executive Officer would abuse his power.

Board Oversight of Risk Management

Our Board of Directors believes that overseeing how management manages the various risks we face is one of its most important responsibilities to the Company’s stakeholders. Our Board believes that, in light of the interrelated nature of the Company’s risks, oversight of risk management is ultimately the responsibility of the full Board; however, it has delegated this responsibility to the audit committee with respect to financial risk. The audit committee meets before each quarterly filing on Form 10-Q or the annual filing on Form 10-K with management and the independent registered public accounting firm to review the Company’s major financial risk exposures and the steps taken to monitor and control such exposures. Our Board meets regularly to discuss the strategic direction and the issues and opportunities facing our company. Throughout the year, our Board provides guidance to management regarding our strategy and helps to refine our plans to implement our strategy. The involvement of the Board in setting our business strategy is critical to the determination of the types and appropriate levels of risk undertaken by the Company.

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Stockholder Communications

Interested parties may communicate with any and all members of our Board of Directors by transmitting correspondence addressed to one or more directors by name at the address appearing on the cover page of this Information Statement. Communications from our stockholders to one or more directors will be collected and organized by our Corporate Secretary and will be forwarded to the Chairman of the Board of Directors or to the identified director(s) as soon as practicable. If multiple communications are received on a similar topic, the Corporate Secretary may, in his discretion, forward only representative correspondence. The Chairman of the Board of Directors will determine whether any communication addressed to the entire Board of Directors should be properly addressed by the entire Board of Directors or a committee thereof. If a communication is sent to the Board of Directors or a Committee, the Chairman of the Board of Directors or the Chairman of that committee, as the case may be, will determine whether a response to the communication is warranted.

Code of Ethics

Our Board of Directors has adopted a Code of Ethical Conduct (the “Code of Conduct”) which constitutes a “code of ethics” as defined by applicable SEC rules and a “code of conduct” as defined by applicable NASDAQ rules. We require all employees, directors and officers, including our principal executive officer and principal financial officer to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that these individuals avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest. The Code of Conduct contains additional provisions that apply specifically to our Chief Executive Officer, Chief Financial Officer and other finance department personnel with respect to full and accurate reporting. The Code of Conduct is available on our website at www.cnsresponse.com and is also filed as an exhibit to our Annual Report on Form 10-K. The Company will post any amendments to the Code of Conduct, as well as any waivers that are required to be disclosed by the rules of the SEC on such website.

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EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers

George Carpenter, President and Chief Executive Officer

Mr. Carpenter has been serving as our Chief Executive Officer since April 10, 2009, served as our President from October 1, 2007 until April 10, 2009 and was reappointed our President on April 29, 2011. As President until 2009, Mr. Carpenter’s primary responsibility involved developing strategy and commercializing our rEEG technology. Mr. Carpenter also served as a director from April 2009 until November 2012. From 2002 until he joined CNS in October 2007, Mr. Carpenter was the President and CEO of WorkWell Systems, Inc., a national physical medicine firm that manages occupational health programs for Fortune 500 employers. Prior to his position at WorkWell Systems, Mr. Carpenter founded and served as Chairman and CEO of Core, Inc., a company focused on integrated disability management and work-force analytics. He served in those positions from 1990 until Core was acquired by Assurant, Inc. in 2001. From 1984 to 1990, Mr. Carpenter was a Vice President of Operations with Baxter Healthcare, served as a Director of Business Development and as a strategic partner for Baxter’s alternate site businesses. Mr. Carpenter began his career at Inland Steel where he served as a Senior Systems Consultant in manufacturing process control. Mr. Carpenter holds an M.B.A. in Finance from the University of Chicago and a B.A. with Distinction in International Policy & Law from Dartmouth College.

Paul Buck, Chief Financial Officer and Secretary

Effective February 18, 2010, we appointed Paul Buck to the position of Chief Financial Officer. Mr. Buck had been working with us as an independent consultant since December 2008, assisting management with finance and accounting matters as well as our filings with the Securities and Exchange Commission. Prior to joining us, Mr. Buck worked as an independent consultant since 2004 and has broad experience with a wide variety of public companies. His projects have included forensic accounting, restatements, acquisitions, interim management and system implementations. Mr. Buck, a Swiss National, was raised in Southern Africa and holds a B.Sc. degree in Chemistry and a B.Com degree, both from the University of Cape Town, South Africa. He started his career with Touche Ross & Co. in Cape Town and qualified as a Chartered Accountant. In 1985, Mr. Buck joined the Los Angeles office of Touche Ross & Co. where he was an audit manager. In 1991 he joined the American Red Cross Biomedical Services as the CFO of the Southern Californian Region. After five years with the organization, he returned to Deloitte & Touche as a manager in the Solutions Consulting Group. In 1998, Mr. Buck was recruited back to the American Red Cross Biomedical Services as CFO and became the Director of Operations for the Southern California Region until 2003. Mr. Buck works full-time for CNS.

Compensation Structure

Unless otherwise indicated, all stock-based amounts appearing in this Annual Report on Form 10-K/A have been adjusted to give effect to the 1-for-30 reverse stock split effective April 2, 2012.

Overview of Compensation Practices

Our executive compensation program is administered by the compensation committee.

Compensation Philosophy

Generally, we compensate our executive officers with a compensation package that is designed to drive company performance to maximize shareholder value while meeting our needs and the needs of our executives. The following are objectives we consider:

•	Alignment — to align the interests of executives and shareholders through equity-based compensation awards;
•	Retention — to attract, retain and motivate highly qualified, high performing executives to lead our growth and success; and
•	Performance — to provide, when appropriate, compensation that is dependent upon the executive’s achievements and the Company’s performance.

In order to achieve the above objectives, our executive compensation philosophy is guided by the following principles:

•	Rewards under incentive plans are based upon our short-term and longer-term financial results and increasing shareholder value;
•	Executive pay is set at sufficiently competitive levels to attract, retain and motivate highly talented individuals who are necessary for us to strive to achieve our goals, objectives and overall financial success;
•	Compensation of an executive is based on such individual’s role, responsibilities, performance and experience; and
•	Annual performance of our company and the executive are taken into account in determining annual bonuses with the goal of fostering a pay-for-performance culture.

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Compensation Elements

We compensate our executives through a variety of components, which may include a base salary, annual performance based incentive bonuses, equity incentives, and benefits and perquisites, in order to provide our executives with a competitive overall compensation package. The mix and value of these components are impacted by a variety of factors, such as responsibility level, individual negotiations and performance and market practice. The purpose and key characteristics for each component are described below.

Base Salary

Base salary provides executives with a steady income stream and is based upon the executive’s level of responsibility, experience, individual performance and contributions to our overall success, as well as negotiations between the company and such executive officer. Competitive base salaries, in conjunction with other pay components, enable us to attract and retain talented executives. The Board typically sets base salaries for our executives at levels that it deems to be competitive, with input from our Chief Executive Officer.

Annual Incentive Bonuses

Annual incentive bonuses are a variable performance-based component of compensation. The primary objective of an annual incentive bonus is to reward executives for achieving corporate and individual goals and to align a portion of total pay opportunities for executives to the attainment of our company’s performance goals. Annual incentive awards, when provided, act as a means to recognize the contribution of our executive officers to our overall financial, operational and strategic success.

Equity Incentives

Equity incentives are intended to align executive and shareholder interests by linking a portion of executive pay to long-term shareholder value creation and financial success over a multi-year period. Equity incentives may also be provided to our executives to attract and enhance the retention of executives and to facilitate stock ownership by our executives. The Board considers individual and company performance when determining long-term incentive opportunities.

Health and Welfare Benefits

The executive officers participate in health and welfare and paid time-off benefits which we believe are competitive in the marketplace. Health and welfare and paid time-off benefits help ensure that we have a productive and focused workforce.

Severance and Change of Control Arrangements

We do not have a formal plan for severance or separation pay for our employees, but we typically include a severance provision in the employment agreements of our executive officers that have written employment agreements with us. Generally, such provisions are triggered in the event of involuntary termination of the executive without cause or in the event of a change in control. Please see the description of our employment agreements with each of George Carpenter and Paul Buck below for further information.

Other Benefits

In order to attract and retain highly qualified executives, we may provide our executive officers with automobile allowances, consistent with current market practices.

Accounting and Tax Considerations

We consider the accounting and tax implications of all aspects of our executive compensation strategy and, so long as doing so does not conflict with our general performance objectives described above, we strive to achieve the most favorable accounting and tax treatment possible to the Company and our executive officers.

Process for Setting Executive Compensation; Factors Considered

When making pay determinations for named executive officers, the Board considers a variety of factors including, among others: (1) actual company performance as compared to pre-established goals, (2) individual executive performance and expected contribution to our future success, (3) changes in economic conditions and the external marketplace, (4) prior years’ bonuses and long-term incentive awards, and (5) in the case of executive officers, other than Chief Executive Officer, the recommendation of our Chief Executive Officer, and in the case of our Chief Executive Officer, his negotiations with our Board. No specific weighing is assigned to these factors nor are particular targets set for any particular factor. Ultimately, the Board uses its judgment and discretion when determining how much to pay our executive officers and sets the pay for such executives by element (including cash versus non-cash compensation) and in the aggregate, at levels that it believes are competitive and necessary to attract and retain talented executives capable of achieving the Company’s long-term objectives.

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Summary Compensation Table

The following table provides disclosure concerning all compensation paid for services to us in all capacities for our fiscal years ending September 30, 2013 and 2012 provided by (i) each person serving as our principal executive officer (“PEO”) or acting in a similar capacity during our fiscal year ended September 30, 2013, (ii) our two most highly compensated executive officers other than our PEO who were serving as executive officers on September 30, 2013 and whose total compensation exceeded $100,000 (collectively with the PEO referred to as the “named executive officers” in this Executive Compensation section).

Name and Principal Position	Fiscal Year Ended September 30,	Salary ($) (1)	Bonus ($)	Option Awards ($) (2)	All Other Compensation ($)		Total ($)
George Carpenter	2013	228,300	–	57,800	20,100	(3)	306,200
(President and Chief Executive Officer )	2012	157,500	–	–	22,100	(3)	179,600

Daniel Hoffman	2013	89,300	–	–	–	(4)	89,300
(Chief Medical Officer through December 26, 2012)	2012	187,000	–	–	20,700	(4)	207,700

Paul Buck	2013	167,600	–	66,100	20,700	(3)	254,400
(Chief Financial Officer)	2012	121,300	–	–	24,000	(3)	145,300

(1)  Salary for the fiscal years ended September 30, 2013 and 2012 which was accrued and paid as follows:

•	$52,500 of Mr. Carpenter’s fiscal year 2013 salary was accrued and unpaid as of September 30, 2013; however $10,800 of his fiscal year 2012 accrued salary was paid in fiscal year 2013.

$112,500 of Mr. Carpenter’s fiscal year 2012 salary was accrued and unpaid as of September 30, 2012. $56,300, or 50% of the accrued 2012 balance, was subsequently exchanged for 56,250 shares of the Company’s common stock valued at $0.04718 per share pursuant to the Forfeiture and Exchange Agreement as described in the narrative below.

•	Dr. Hoffman became a part-time employee of the Company after the Neuro Therapy Clinic, Inc. was closed. Dr. Hoffman’s monthly salary was $8,300. On December 26, 2012, Dr. Hoffman transitioned from being the Company’s Chief Medical Officer to becoming its Medical Director until July 23, 2013, at which time he resigned from the Company due to disability. Dr. Hoffman remains a consultant to the Company.

$77,000 of Dr. Hoffman’s fiscal year 2012 salary was accrued and unpaid as of September 30, 2012. As of September 30, 2013, Dr. Hoffman has been paid $8,100 of the accrued fiscal year 2012 balance. Dr. Hoffman did not participate in the Forfeiture and Exchange Agreement.

•	$40,400 of Mr. Buck’s fiscal year 2013 salary was accrued and unpaid as of September 30, 2013.

$86,700 of Mr. Buck’s 2012 salary, $19,500 of his 2011 salary and $26,000 of his 2010 salary, in total $132,200 was accrued and unpaid as of September 30, 2012. $66,100 or 50% of the accrued 2012 balance was subsequently exchanged for 66,083 shares of the Company’s common stock valued at $0.04718 per share pursuant to the Forfeiture and Exchange Agreement as described in the narrative below.

(2)  The Board of Directors at a meeting on December 10, 2012, granted the following options to purchase the Company’s common stock under the 2012 Omnibus Incentive Compensation Plan at an exercise price of $0.04718 per share.

•	Mr. Carpenter was granted 25,000 fully vested options to purchase common stock, valued at $1,200, for his services on the Board of Directors prior to stepping down from the Board. Mr. Carpenter was also granted 1,200,000 options to purchase shares of common stock, valued at $56,600, vesting in increments of 12.5% at the beginning of each quarter starting with the date of grant. The combined value of these options was $57,800.

•	Mr. Buck was granted 1,400,000 options to purchase shares of common stock, valued at $66,100, vesting in increments of 12.5% at the beginning of each quarter starting with the date of grant.

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The aggregate number of shares issuable upon exercise of options outstanding for the named executive officers at September 30, 2013 was: 1,390,631 shares for Mr. Carpenter, and 1,415,000 shares for Mr. Buck.

(3)  Relates to healthcare insurance premiums paid on behalf of executive officers by us.

(4)  During fiscal year 2013 Dr. Hoffman became a part-time employee and was not paid any benefits. For fiscal year 2012, healthcare insurance premiums of $20,735, plus automobile expenses of $1,900 were paid by us on behalf of Dr. Hoffman.

Narrative Disclosure to Summary Compensation Table

In connection with the November 28, 2012 closing of the Bridge Financing, the Company entered into Forfeiture and Exchange Agreements with three of its executive officers, George Carpenter, Paul Buck and Michael Darkoch. Mr. Darkoch did not qualify as a “named executive officer” for fiscal year 2012. Pursuant to these agreements, the executives agreed to waive receipt of and release the Company from the payment of 50% of their salaries accrued from August 31, 2010 to September 30, 2012 (amount waived was $56,250 for George Carpenter, $66,083 for Paul Buck and $43,333 for Michael Darkoch), in consideration for which the Company agreed to issue to such executives a certain number of shares of its common stock: 56,250 for George Carpenter, 66,083 for Paul Buck and 43,333 for Michael Darkoch). Any remaining accrued salary remains outstanding and shall be paid (i) from time to time at the discretion of the Board of Directors to the extent the Board of Directors determines that such payment will not jeopardize the ability of the Company to continue as a going concern; or (ii) upon the closing of any single financing transaction (including a single financing transaction that contemplates multiple closings) in which the Company receives proceeds of $5 million or more. Additionally, where applicable, the executives agreed to waive receipt of and release the Company from the payment of any previously approved bonus award. Under the agreements, the Company agreed to indemnify the executives for all federal and state income tax payable and actually paid by the executive related directly to the receipt of the common stock, the per share value of which is not expected to be more than the conversion price of the October 2012 Bridge Notes which is $0.04718 per share.

Also on December 10, 2012, the Board approved the amendment of the Company’s 2012 Omnibus Incentive Compensation Plan (the “2012 Plan”) to increase the shares authorized for issuance under the 2012 Plan from 333,334 shares to 5,500,000 shares and granted to each of its three existing members as well as to each of the four New Board Members options to purchase 250,000 shares of its common stock pursuant to the 2012 Plan at an exercise price of $0.04718 per share. The options vest evenly over 36 months starting from the date of grant. The Board furthermore granted to each of the five former directors who had departed the Board effective November 30, 2012, i.e., George Carpenter, Henry Harbin, George Kallins, David Jones, and Maurice DeWald, options to purchase 25,000 shares of its common stock pursuant to the 2012 Plan at an exercise price of $0.04718 per share. These options to former directors are fully vested. Finally, the Board granted to the Company’s executive officers options to purchase shares of its common stock pursuant to the 2012 Plan at an exercise price of $0.04718 per share as follows: George Carpenter 1,200,000 shares, Paul Buck 1,400,000 shares and Michael Darkoch 920,000 shares. These options vest in increments of 12.5% at the beginning of each quarter starting from the date of grant.

The 2012 Plan was approved by the Board on March 22, 2012, and was approved by the stockholders at the annual meeting on May 23, 2013. Consequently, all the option grants described above are approved.

Since we had limited cash and cash equivalent resources as of September 30, 2013 and 2012, we elected to preserve our cash and did not pay any bonuses to our executive officers during our fiscal years ended September 30, 2013 and 2012.

Please refer to the footnotes to the Summary Compensation Table for a description of the components of All Other Compensation received by the named executive officers.

On October 8, 2013, the Board granted to the Company’s two executive officers, Mr. Carpenter and Mr. Buck and two senior managers (combined “managers”) options to purchase shares of its common stock pursuant to the 2012 Omnibus Incentive Compensation Plan, as amended, at an exercise price of $0.25 per share as follows: George Carpenter 435,000 shares, Paul Buck 470,000 shares, Stewart Navarre 385,000 shares and Brian MacDonald 310,000. These options vest pro-rata over 12 months starting from the date of grant. The four managers have agreed to forego a portion of their salaries in fiscal year 2014 as follows: George Carpenter $98,000, Paul Buck $106,500, Stewart Navarre $83,600 and Brian MacDonald 66,700. These executive officers and managers will be paid out of the salaries which were earned and accrued during fiscal year 2013 and fiscal year 2012. The accruals to be paid out are equivalent to the fiscal year 2014 salaries that they have agreed to forego in lieu of receiving the options pursuant to the Employment Compensation Forfeiture and Exchange Agreements.

The following is a summary of each employment agreement that we have entered into with respect to our named executive officers, which summary includes, where applicable, a description of all payments we are required to make to such named executive officers at, following or in connection with the resignation, retirement or other termination of such named executive officers, or a change in control of our company or a change in the responsibilities of such named executive officers following a change in control.

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Employment Agreements

George Carpenter

On October 1, 2007, we entered into an employment agreement with George Carpenter pursuant to which Mr. Carpenter began serving as our President. During the period of his employment, Mr. Carpenter received a base salary of no less than $180,000 per annum, which was subject to upward adjustment at the discretion of the Chief Executive Officer or our Board of Directors. On March 3, 2010, the Board of Directors increased the annual base salary of Mr. Carpenter to $270,000, with the increase in salary having retroactive effect to January 1, 2010. In addition, pursuant to the terms of his initial employment agreement, on October 1, 2007, Mr. Carpenter was granted an option to purchase 32,297 shares of our common stock at an exercise price of $26.70 per share pursuant to our 2006 Stock Incentive Plan. In the event of a change of control transaction, a portion of Mr. Carpenter’s unvested options equal to the number of unvested options at the date of the corporate transaction multiplied by the ratio of the time elapsed between October 1, 2008 and the date of the corporate transaction over the vesting period (48 months) will automatically accelerate, and become fully vested. Mr. Carpenter is entitled to four weeks’ vacation per annum, health and dental insurance coverage for himself and his dependents, and other fringe benefits that we offer our employees from time to time.

Mr. Carpenter’s employment is on an “at-will” basis, and Mr. Carpenter may terminate his employment with us for any reason or for no reason. Similarly, we may terminate Mr. Carpenter’s employment with or without cause. If we terminate Mr. Carpenter’s employment without cause or Mr. Carpenter involuntarily terminates his employment with us (an involuntary termination includes changes, without Mr. Carpenter’s consent or pursuant to a corporate transaction, in Mr. Carpenter’s title or responsibilities so that he is no longer the President of our company), Mr. Carpenter shall be eligible to receive as severance his salary and benefits for a period equal to six months payable in one lump sum upon termination. If Mr. Carpenter is terminated by us for cause, or if Mr. Carpenter voluntarily terminates his employment, he will not be entitled to any severance.

As of April 10, 2009, Mr. Carpenter was named Chief Executive Officer and a director of the Company and, on April 29, 2011, became our President again. This was a position he had held from the time that he had joined the Company in October 2007 through to April 10, 2009 when he was named Chief Executive Officer and Chairman of the Board. Mr. Carpenter resigned from the Board of Directors on November 30, 2012, and remains the President and Chief Executive Officer of the Company.

Paul Buck

On February 18, 2010, we entered into an employment agreement with Paul Buck pursuant to which Mr. Buck began serving as our Chief Financial Officer on an “at will” basis and was to be paid a salary of no less than $208,000 per annum, which is subject to upward adjustment at the discretion of the Chief Executive Officer or the Board of Directors of our company. Pursuant to his employment agreement, Mr. Buck also received an option to purchase 15,000 shares of our common stock on March 3, 2010, which options vest in 48 equal installments commencing on March 3, 2010. The options have an exercise price of $16.50 per share and were granted under our 2006 Stock Incentive Plan. In the event of a change of control transaction, a portion of Mr. Buck’s unvested options equal to the number of unvested options at the date of the corporate transaction multiplied by the ratio of the time elapsed between March 3, 2010 and the date of the corporate transaction over the vesting period (48 months) will automatically accelerate, and become fully vested. In the event of a change of control transaction, a portion of Mr. Buck’s unvested options equal to the number of unvested options at the date of the corporate transaction multiplied by the ratio of the time elapsed between option grant date and the date of the corporate transaction over the vesting period (48 months) will automatically accelerate, and become fully vested. Mr. Buck is entitled to four weeks’ vacation per annum, health and dental insurance coverage for himself and his dependents, and other fringe benefits that we offer our employees from time to time. As Mr. Buck’s employment is on an “at-will” basis, he may terminate his employment with us for any reason or for no reason. Similarly, we may terminate Mr. Buck’s employment with or without cause. If we terminate Mr. Buck’s employment without cause or Mr. Buck involuntarily terminates his employment with us, Mr. Buck shall be eligible to receive as severance his salary and benefits for a period equal to six months payable in one lump sum upon termination. If Mr. Buck is terminated by us for cause, or if Mr. Buck voluntarily terminates his employment, he will not be entitled to any severance.

2006 Stock Incentive Plan

On August 3, 2006, CNS California adopted the CNS California 2006 Stock Incentive Plan (the “2006 Plan”). On March 7, 2007, in connection with the closing of the merger transaction with CNS California, we assumed the CNS California stock option plan and all of the options granted under the plan at the same price and terms. Subsequently, we amended the 2006 Plan on March 3, 2010 to increase the number of shares of common stock reserved for issuance under the 2006 Plan from 333,334 to 666,667 shares and increased the limit on shares underlying awards granted within a calendar year to any eligible employee or director from 100,000 to 133,334 shares of common stock. The amendment was approved by our shareholders at the annual meeting held on April 27, 2010. The following is a summary of the 2006 Plan, as amended, which we use to provide equity compensation to employees, directors and consultants to our company.

The 2006 Plan provides for the issuance of awards in the form of restricted shares, stock options (which may constitute incentive stock options (ISO) or nonstatutory stock options (NSO)), stock appreciation rights and stock unit grants and is administered by the Board of Directors. The option price for each share of stock subject to an option shall be (i) no less than the fair market value of a share of stock on the date the option is granted, if the option is an ISO, or (ii) no less than 85% of the fair market value of the stock on the date the option is granted, if the option is a NSO; provided, however, if the option is an ISO granted to an eligible employee who is a 10% shareholder, the option price for each share of stock subject to such ISO shall be no less than 110% of the fair market value of a share of stock on the date such ISO is granted. Stock options have a maximum term of ten years from the date of grant, except for ISOs granted to an eligible employee who is a 10% shareholder, in which case the maximum term is five years from the date of grant. ISOs may be granted only to eligible employees.

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We have adopted ASC 718-20 (formerly, SFAS No. 123R — revised 2004, “Share-Based Payment”), and related interpretations. Under ASC 718-20, share-based compensation cost is measured at the grant date based on the calculated fair value of the award. We estimate the fair value of each option on the grant date using the Black-Scholes model. Stock-based compensation expense is recognized over the employees’ or service provider’s requisite service period, generally the vesting period of the award.

 Originally, a total of 333,334 shares of common stock were reserved for issuance under the 2006 Plan. The 2006 Plan also originally provided that in any calendar year, no eligible employee or director shall be granted an award to purchase more than 100,000 shares of stock. On March 3, 2010, the Board of Directors approved an amendment to the 2006 Plan which increased the number of shares of common stock reserved for issuance under the 2006 Plan from 333,334 to 666,667 shares and increased the limit on shares underlying awards granted within a calendar year to any eligible employee or director from 100,000 to 133,334 shares of common stock. The amendment was approved by shareholders at the annual meeting held on April 27, 2010.

As of September 30, 2013, 70,825 options were exercised and there were 504,076 options and 6,132 restricted shares outstanding under the amended 2006 Plan, leaving 85,634 shares which have not been awarded. The 2006 Plan has been frozen.

2012 Omnibus Incentive Compensation Plan

On March 22, 2012, the CNS Response, Inc. 2012 Plan, was approved by our Board of Directors and was approved by stockholders at the Company’s annual meeting held on May 23, 2013. The 2012 Plan replaced the Company’s abovementioned 2006 Plan. The 2012 Plan provides for the grant of options (including nonqualified options and incentive stock options), restricted stock, performance units, performance shares, deferred stock, restricted stock units, dividend equivalents, bonus shares and other stock-based awards to directors, officers, employees and/or consultants of the Company.

Also on March 22, 2012, our Board approved the grant of options to purchase 42,670 shares of common stock pursuant to such plan at an exercise price of $3.00 per share, including options to purchase 8,334 shares to each of our directors Zachary McAdoo and Maurice DeWald.

On December 10, 2012, the Board approved the amendment of the Company’s 2012 Plan to increase the shares authorized for issuance under the 2012 Plan from 333,334 shares to 5,500,000 shares and granted to each of its three existing members as well as to each of the four New Board Members options to purchase 250,000 shares of its common stock pursuant to the 2012 Plan at an exercise price of $0.04718 per share. The options vest evenly over 36 months starting from the date of grant. The Board furthermore granted to each of the five former directors who had departed the Board effective November 30, 2012, i.e., George Carpenter, Henry Harbin, George Kallins, David Jones, and Maurice DeWald, options to purchase 25,000 shares of its common stock pursuant to the 2012 Plan at an exercise price of $0.04718 per share. These options to former directors are fully vested. Additionally, as described above, Maurice DeWald had previously been granted options to purchase 8,334 shares of common stock of which 2,083 were vested at the time of departure. Finally, the Board granted to the Company’s executive officers options to purchase shares of its common stock pursuant to the 2012 Plan at an exercise price of $0.04718 per share as follows: George Carpenter 1,200,000 shares, Paul Buck 1,400,000 shares and Michael Darkoch 920,000 shares. These options vest in increments of 12.5% at the beginning of each quarter starting from the date of grant.

On March 26, 2013, the Board approved the amendment of the Company’s 2012 Plan to increase the shares authorized for issuance under the 2012 Plan from 5,500,000 shares to 15,000,000 shares. The Board also granted options to purchase 250,000 shares of common stock to Thomas Tierney upon his election to be Chairman of the Board of Directors. These options granted to Mr. Tierney vest evenly over 36 months starting on the date of grant and have an exercise price of $0.25 per share.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding outstanding options held by our named executive officers as of September 30, 2013.

	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date
Name	Exercisable	Unexercisable
George Carpenter (1)
	625,000	600,000	0.04718	December 10, 2022
	119,445	13,889	16.50	March 2, 2020
	32,297	–	26.70	October 1, 2017

Paul Buck (2)
	700,000	700,000	0.04718	December 10, 2022
	13,438	1,562	16.50	March 2, 2020

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(1)	On December10, 2012, Mr. Carpenter was granted options to purchase 1,200,000 shares of common stock. The options are exercisable at $0.04718 per share and vest in increments of 12.5% at the beginning of each quarter starting from the date of grant. Mr. Carpenter was also granted 25,000 fully vested shares of common stock for his prior services on the Board. These options are also exercisable at a price of $0.04718.

On March 3, 2010, Mr. Carpenter was granted options to purchase 133,334 shares of common stock. The options are exercisable at $16.50 per share and vest equally over 48 months starting on March 3, 2010.

On October 1, 2007 Mr. Carpenter was granted options to purchase 32,297 shares of common stock. The options are exercisable at an exercise price of $26.70 and vest as follows: 4,037 shares vested immediately with the remaining 28,260 shares vesting equally over 42 months commencing April 30, 2008.

(2)	On December 10, 2013, Mr. Buck was granted options to purchase 1,400,000 shares of common stock. The options are exercisable at $0.4718 per share and vest in increments of 12.5% at the beginning of each quarter starting from the date of grant.

On March 3, 2010, Mr. Buck was granted options to purchase 15,000 shares of common stock. The options are exercisable at $16.50 per share and vest equally over 48 months starting on March 3, 2010.

In addition, as described under “Narrative Disclosure to Summary Compensation Table” above, on October 8, 2013, the Board granted to the Company’s two executive officers options to purchase shares of its common stock pursuant to the 2012 Omnibus Incentive Compensation Plan, at an exercise price of $0.25 per share as follows: George Carpenter 435,000 shares, Paul Buck 470,000 shares. These options vest pro-rata over 12 months starting from the date of grant. The officers have agreed to forego a portion of their salaries in fiscal year 2014 as follows: George Carpenter $98,000 and Paul Buck $106,500 pursuant to the Employment Compensation Forfeiture and Exchange Agreement. These executive officers will be paid out of the salaries which were earned and accrued during fiscal year 2012 and fiscal year 2013. The accruals to be paid out are equivalent to the fiscal year 2014 salaries that they have agreed to forego in lieu of receiving the options.

Director Compensation

During our fiscal year ended September 30, 2013, non-employee directors but did not receive any cash or other compensation for their service on our Board of Directors or committees thereof, except as follows:

On December 10, 2012, the Board granted to each of its three existing members, (John Pappajohn, Walter Schindler and Zachary McAdoo) as well as to each of the four New Board Members who were nominees at that time, (Thomas Tierney, Robert Follman, Richard Turner and Andrew Sassine), options to purchase 250,000 shares of its common stock pursuant to the 2012 Plan at an exercise price of $0.04718 per share. These options vest evenly over 36 months starting from the date of grant.

Also on December 10, 2012, the Board granted to each of the five departing directors who vacated the Board effective November 30, 2012, (George Carpenter, Henry Harbin, George Kallins, David Jones, and Maurice DeWald), options to purchase 25,000 shares of its common stock pursuant to the 2012 Plan at an exercise price of $0.04718 per share. These options to departing directors were fully vested.

On March 26, 2013, the Board granted options to purchase 250,000 shares of common stock to Thomas Tierney upon his election to be Chairman of the Board of Directors. These options granted to Mr. Tierney vest evenly over 36 months starting on the date of grant and have an exercise price of $0.25 per share.

The amount reflected in the table represents the aggregate grant-date fair value of options computed in accordance with FASB ASC Topic 718 (formerly FAS 123R). We estimate the fair value of each option on the grant date using the Black-Scholes model.

Non-Employee Director Compensation

Name	Option Awards ($)	All Other Compensation ($)	Total ($)
Henry Harbin M.D. (1)	41,300	–	41,300
David Jones (2)	1,200	–	1,200
George Kallins M.D. (3)	1,200	–	1,200
Maurice DeWald (4)	1,200	–	1,200
John Pappajohn (5)	11,800	–	11,800
Zachary McAdoo (6)	11,800	–	11,800
Walter Schindler (7)	11,800	–	11,800
Thomas Tierney (8)	74,300	–	74,300
Robert Follman (9)	11,800	–	11,800
Richard Turner (9)	11,800	–	11,800
Andrew Sassine (9)	11,800	–	11,800

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(1)	Dr. Harbin resigned from our Board of Directors effective November 18, 2012. No other compensation was paid to Dr. Harbin in fiscal year 2012 under Dr. Harbin’s 2012 Consulting Agreement described below, although $36,000 had been accrued through September 30, 2012. In total, $90,000 has been accrued on his 2010, 2011 and 2012 Consulting Agreements. Understanding the Company’s cash constraints, Dr. Harbin forgave the Company’s $90,000 debt which had been accrued.

Dr. Harbin entered into a new consulting agreement with the Company which terminated on December 31, 2013, and has two automatic annual renewal options, which would engage his consulting services through December 2015. As compensation for his new consulting services, Dr. Harbin was granted on January 14, 2013, options to purchase 850,000 shares of common stock at an exercise price of $0.04718 per share which vest evenly over 36 months.

On December 10, 2012, Dr. Harbin was also granted for his services as a Director a fully vested option to purchase 25,000 shares of common stock at an exercise price of $0.04718 per share.

The aggregate number of option awards outstanding for Dr. Harbin at September 30, 2013 was 901,869 shares. Dr. Harbin continues to be an active advisor to management and continues to promote the Company and therefore continues to vest the options that he has been granted.

(2)	Mr. Jones resigned from our Board of Directors effective November 30, 2012. On December 10, 2012, for his services as a Director, Mr. Jones was granted a fully vested option to purchase 25,000 shares of common stock at an exercise price of $0.04718 per share.

The aggregate number of option awards outstanding for Mr. Jones at September 30, 2012 was for 33,334 shares. Of these shares, 8,334 were assigned to SAIL Venture Partners, LP. These options have an exercise price of $16.50 per share and 25,000 options have an exercise price of $0.04718.

(3)	Dr. Kallins resigned from our Board of Directors effective November 30, 2012. On December 10, 2012, for his services as a Director, Dr. Kallins was granted a fully vested option to purchase 25,000 shares of common stock at an exercise price of $0.04718 per share.

The aggregate number of option awards outstanding for Dr. Kallins at September 30, 2013 was 33,334. Of these 8,334 options have an exercise price of $12.00 per share and 25,000 options have an exercise price of $0.04718.

(4)	Mr. DeWald joined our Board on March 22, 2012 and resigned from our Board effective November 30, 2012. Options to purchase 8,334 shares at an exercise price of $3.00 per share and vesting over 36 months were granted on March 22, 2012. On December 10, 2012, for his services as a Director, Mr. DeWald was granted a fully vested option to purchase 25,000 shares of common stock at an exercise price of $0.04718 per share.

The aggregate number of option awards outstanding for Mr. DeWald at September 30, 2013 was 33,334. Of these 8,334 options have an exercise price of $3.00 per share and 25,000 options have an exercise price of $0.04718.

(5)	Mr. Pappajohn joined our Board on August 26, 2009. On December 10, 2012, for his services as a Director, Mr. Pappajohn was granted an option, vesting over 36 months, to purchase 250,000 shares of common stock at an exercise price of $0.04718 per share.

The aggregate number of option awards outstanding for Mr. Pappajohn at September 30, 2013 was 258,334. Of these 8,334 options have an exercise price of $16.50 per share and 250,000 options have an exercise price of $0.04718.

(6)	Mr. McAdoo joined our Board on November 21, 2011. On December 10, 2012, for his services as a Director, Mr. McAdoo was granted an option, vesting over 36 months, to purchase 250,000 shares of common stock at an exercise price of $0.04718 per share.

The aggregate number of option awards outstanding for Mr. McAdoo at September 30, 2013 was 258,334. Of these 8,334 options have an exercise price of $3.00 per share and 250,000 options have an exercise price of $0.04718.

(7)	Mr. Schindler joined our Board on December 10, 2012. On December 10, 2012, for his services as a Director, Mr. Schindler was granted an option, vesting over 36 months, to purchase 250,000 shares of common stock at an exercise price of $0.04718 per share.

The aggregate number of option awards outstanding for Mr. Schindler at September 30, 2013 was 250,000 options with an exercise price of $0.04718.

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(8)	Mr. Tierney joined our Board on February 25, 2013. On December 10, 2012, for his services as a Director, Mr. Tierney was granted an option, vesting over 36 months, to purchase 250,000 shares of common stock at an exercise price of $0.04718 per share. On March 26, 2013, options vesting over 36 months, to purchase 250,000 shares of common stock at an exercise price of $0.25 were granted to Mr. Tierney for his service as the Chairman of the Board.

The aggregate number of option awards outstanding for Mr. Tierney at September 30, 2013 was 500,000 of which 250,000 options have an exercise price of $0.04718 per share and 250,000 options have an exercise price of $0.25 per share.

(9)	Messrs. Follman, Sassine and Turner all joined our Board on February 25, 2013. On December 10, 2012, they were each granted an option vesting over 36 months, to purchase 250,000 shares of common stock at an exercise price of $0.04718 per share.

The aggregate number of option awards outstanding Messrs. Follman, Sassine and Turner at September 30, 2013 was 250,000 options each with an exercise price of $0.04718 per share.

  Please refer to “Narrative Disclosure to Summary Compensation Table – 2012 Omnibus Incentive Compensation Plan” for disclosure on option grants made to our directors after September 30, 2013, which disclosure is incorporated by reference herein.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information regarding our equity compensation plans as of September 30, 2013.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (c)

2006 Equity compensation plan approved by security holders	501,924	$18.29	–	(1)
2012 Equity compensation plan approved by security holders	9,247,670	$0.07	5,752,330	(2)
Equity compensation plans not approved by security holders	–	$–	–
Total	9,749,594	$1.00	5,752,330

(1)   The 2006 Stock Incentive Plan as amended has been frozen.

(2)   On May 23, 2013 the Company’s 2012 Omnibus Incentive Compensation Plan (as amended, the “2012 Plan”) was approved by stockholders at the annual meeting.

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TRANSACTIONS WITH RELATED PERSONS, PROMOTERS OR CERTAIN CONTROL PERSONS

Certain Relationships and Related Transactions

Except as follows, since October 1, 2012, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we are or will be a party:

•	in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and
•	in which any director, executive officer, or other stockholder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Terms of Transactions with Related Persons

2012 Bridge Financing

Pursuant to the Bridge Financing Purchase Agreement and in connection with the Bridge Financing, between August 17, 2012 and November 30, 2012, the Company issued to accredited investors October 2012 Bridge Notes in an aggregate principal amount of $2,000,000 for gross proceeds to the Company of $2,000,000. Of such aggregate principal amount, $500,000 was sold to our director John Pappajohn (of which $200,000 was exchanged for nonconvertible demand notes held by Mr. Pappajohn), $190,000 to entities affiliated with SAIL Capital Partners and $50,000 to our Chief Executive Officer, George Carpenter.

The October 2012 Bridge Notes where scheduled to mature on the later of October 1, 2013 or one year from the date of issuance (subject to earlier conversion or prepayment), earn interest at a rate of 9% per year with interest payable at maturity, were convertible into shares of common stock of the Company at a conversion price of $0.04718 and were secured by a first position security interest in the Company’s assets, with the security interest of all previously outstanding convertible promissory notes subordinated. Holders of the October 2010 Notes held a second position security interest and holders of the January 2011 and October 2011 Notes held a third position security interest in the assets of the Company. The security interests relating to all such notes were governed by the second amended and restated security agreement, dated as of August 16, 2012, between the Company and David Jones, as administrative agent for the secured parties (the “Second Amended and Restated Security Agreement”), which replaces the security agreement entered into in September 2011.

All October 2012 Bridge Notes were converted by the holders between January 18, 2013 and September 30, 2013.

Pursuant to the terms of the Amended and Restated Consent, Note Amendment and Warrant Forfeiture Agreement, dated as of October 24, 2012 (the “Consent Agreement”), between the Company and the holders of at least a majority in aggregate principal amount outstanding (“Majority Holders”) of each tranche of the Company’s October 2010 Notes, January 2011 Notes, October 2011 Notes and February 2012 Notes, all of such notes were amended to (a) extend the maturity date of October 1, 2013, (b) set the conversion price at $1.00, subject to adjustment as provided in the notes (except that the conversion price of the October 2011 Notes in the case of conversion upon a qualified offering was only amended for those holders who signed the Consent Agreement) and (c) remove full-ratchet anti-dilution protection. In addition, each holder signing the Consent Agreement forfeited the warrants he or she received in connection with the issuance of the notes, and consented to the 2012 Bridge Financing, the issuance of the October 2012 Bridge Notes and to the subordination of their notes to the October 2012 Bridge Notes.

As a condition to the investment in the Bridge Financing by Mr. Pappajohn and by SAIL Capital Partners, the Company entered into the Governance Agreements with Equity Dynamics and SAIL Capital Partners. Pursuant to these letter agreements, the Company agreed, subject to providing required notice to stockholders, to appoint a certain number of persons nominated by Equity Dynamics and SAIL Capital Partners to the Company’s Board of Directors and to create vacancies for that purpose, if necessary. The number of persons to be nominated by Equity Dynamics and SAIL Capital Partners pursuant to this provision is four and three, respectively. In addition, at each meeting of stockholders of the Company at which directors are nominated and elected, the Company agreed to nominate for election four designees of Equity Dynamics and three designees of SAIL Capital Partners and to take all necessary action to support their election and oppose any challenges to such designees. Under the terms of the agreement, the Company may not increase the number of directors to more than seven without the consent of Equity Dynamics and SAIL Capital Partners. The Governance Agreements terminate in the event of the sale of substantially all of the Company’s assets or a change of control, or upon any issuance of securities by the Company to parties not including Equity Dynamics and SAIL Capital Partners, from which the Company receives gross proceeds of at least $10 million.

In connection with the November 28, 2012 closing of the Bridge Financing, the Company also entered into Employment Compensation Forfeiture and Exchange Agreements (“Forfeiture and Exchange Agreements”) with three of its executive officers, George Carpenter, Paul Buck and Michael Darkoch. Pursuant to these agreements, the executives agreed to waive receipt of and release the Company from the payment of 50% of their salaries accrued from August 31, 2010 to September 30, 2012 (amount waived was $56,250 for Mr. Carpenter, $66,083 for Mr. Buck and $43,333 for Mr. Darkoch), in consideration for which the Company agreed to issue to such executives a certain number of shares of its common stock 56,250 for Mr. Carpenter, 66,083 for Mr. Buck and 43,333 for Mr. Darkoch). Any remaining accrued salary remains outstanding and shall be paid (i) from time to time at the discretion of the Board of Directors to the extent the Board of Directors determines that such payment will not jeopardize the ability of the Company to continue as a going concern; or (ii) upon the closing of any single financing transaction (including a single financing transaction that contemplates multiple closings) in which the Company receives proceeds of $5 million or more. Additionally, where applicable, the executives agreed to waive receipt of and release the Company from the payment of any previously approved bonus award. Under the agreements, the Company agreed to indemnify the executives for all federal and state income tax payable and actually paid by the executive related directly to the receipt of the common stock, the per share value of which is not expected to be more than the conversion price of the new notes which is $0.04718 per share.

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On October 8, 2013, the Board granted to the Company’s two executive officers, Mr. Carpenter and Mr. Buck and two senior managers (combined “managers”) options to purchase shares of its common stock pursuant to the 2012 Omnibus Incentive Compensation Plan, as amended, at an exercise price of $0.25 per share as follows: Mr. Carpenter 435,000 shares, Mr. Buck 470,000 shares, Mr. Navarre 385,000 shares and Mr. MacDonald 310,000. These options vest pro-rata over 12 months starting from the date of grant. The four managers have agreed to forego a portion of their salaries in fiscal year 2014 as follows: Mr. Carpenter $98,000, Mr. Buck $106,500, Mr. Navarre $83,600 and Mr. MacDonald 66,700. These executive officers and managers will be paid out of the salaries which were earned and accrued during fiscal year 2013 and fiscal year 2012. The accruals to be paid out are equivalent to the fiscal year 2014 salaries that they have agreed to forego in lieu of receiving the options pursuant to the Employment Compensation Forfeiture and Exchange Agreements.

Transactions with George Carpenter

On February 15, 2011, we had issued January 2011 Notes in the aggregate principal amount of $50,000 and warrants to purchase 8,334 shares of our common stock to a trust of which is Mr. Carpenter’s father-in-law is the trustee. Pursuant to the Consent Agreement, the warrants associated with the January 2011 Notes were forfeited. On August 12, 2013, pursuant to the Omnibus Amendment Agreement the $50,000 January 2011 Note, together with $11,400 of interest thereon, were converted into 245,450 shares of common stock at $0.25 per share.

On November 28, 2012, we issued October 2012 Notes in the aggregate principal amount of $50,000 to Mr. Carpenter. On March 27, 2013, this $50,000 October 2012 Note, together with $1,500 of interest thereon, were converted into 1,091,299 shares of common stock at $0.04718 per share.

On January 14, 2014, Mr. Carpenter and his wife Jill purchased 200,000 shares of common stock for $50,000 in a private placement by the Company at a per share price of $0.25.

Starting May, 2013, we have paid Decision Calculus Associates (“DCA”) $10,000 per month pursuant to a consulting agreement for marketing services. DCA is an entity operated by Jill Carpenter, the wife of George Carpenter, our Chief Executive Officer. The Board of Directors approved the consulting agreement at a meeting on September 25, 2013.

Transactions with SAIL Capital Partners LP (“SAIL”)

On August 17, 2012, we issued to SAIL Holdings, LLC August 2012 Notes in the aggregate principal amount of $100,000 pursuant to the August 2012 Note Purchase Agreement. This note was subsequently replaced with an October 2012 Note pursuant to the 2012 Amended Note Purchase Agreement. On October 26, 2012 we issued three October 2012 Notes for the aggregate amount of $90,000 pursuant to the Amended 2012 Note Purchase Agreement to the following SAIL entities: SAIL 2010 Co-Investment Partners, LP, $20,000; SAIL 2011 Co-Investment Partners, LP, $20,000; SAIL Venture Partners II, LP $50,000.

On January 31, 2013, the SAIL entities converted all their convertible notes in the aggregate principal amount of $1,440,000 and $226,200 of interest thereon into 5,631,699 shares of common stock. Of these conversions $250,000 was an October 2010 Note together with interest of $53,300 converted into 303,313 shares of common stock at a conversion price of $1.00 per share. $1,000,000 in aggregate were six January 2011 Notes together with interest of $166,500 which converted into 1,166,503 shares of common stock at a conversion price of $1.00. And lastly, $190,000 in aggregate were four October 2012 Notes together with interest of $6,400 which converted into 4,161,883 shares of common stock at a conversion price of $0.04718 per share. All these shares were converted by Walter Schindler, a Director of the Company, on behalf of all the various SAIL entities.

Transactions with John Pappajohn

We received two short-term loans aggregating $200,000 from our director Mr. Pappajohn on April 26, 2012 and May 25, 2012. These loans, evidenced by interest-free demand notes, were exchanged for October 2012 Notes on November 28, 2012. In addition, on November 28, 2012, we issued an additional $300,000 in October 2012 Notes to Mr. Pappajohn in exchange for cash.

On January 25, 2013, Mr. Pappajohn converted October 2012 Notes with an aggregate value of $200,000, together with $2,900 of interest thereon, into 4,300,551 shares of common stock at $0.04718 per share. Additionally, on March 21, 2013, Mr. Pappajohn converted October 2012 Notes with an aggregate value of $300,000, together with $8,500 of interest thereon, into 6,538,258 shares of common stock at $0.04718 per share.

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On August 12, 2013, pursuant to the Omnibus Amendment Agreement, Mr. Pappajohn converted six notes with an aggregate principal amount $1,511,700, together with interest thereon of $317,800, into 7,318,229 shares of common stock convertible at $0.25 per share. Three of the notes were October 2010 Notes with an aggregate principal amount of $761,700 and interest of $199,200; and the remaining three were October 2011 Notes with an aggregate principal amount of $750,000 and interest of $118,700.

On August 30, 2013, Mr. Pappajohn purchased 400,000 shares of common stock for $100,000 cash in a private placement by the Company at a per share price of $0.25.

Transactions with George Kallins M.D.

 On August 12, 2013, pursuant to the Omnibus Amendment Agreement, Dr. Kallins converted three October 2010 Notes with an aggregate principal amount $762,250, together with interest thereon of $193,000, into 3,821,160 shares of common stock convertible at $0.25 per share. The three notes were owned by entities controlled by Dr. Kallins being Deerwood Partners LLC, Deerwood Holdings LLC and BGN Acquisition Ltd, LP. Dr. Kallins was a member of the Board until November 30, 2012.

Transactions with Zachary McAdoo

On August 12, 2013, pursuant to the Omnibus Amendment Agreement, Mr. McAdoo converted three notes with an aggregate principal amount $380,000, together with interest thereon of $57,200, into 1,748,720, shares of common stock convertible at $0.25 per share. The three notes were owned by Zanett Opportunity Fund, Ltd., (“Zanett”) a Bermuda Corporation for which McAdoo Capital, Inc. is the investment manager. Mr. McAdoo is the president and owner of McAdoo Capital, Inc. Two of the notes were October 2011 Notes and the remaining note was the February 2012 Note.

Transactions with Paul Buck

On February 21, 2013, Mr. Buck purchased 50,000 shares of common stock for $12,500 in a private placement by the Company at a per share price of $0.25. On August 28, 2013, Mr. Buck purchased an additional 50,000 shares of common stock for $12,500 in a private placement by the Company at a per share price of $0.25.

On August 12, 2013, pursuant to the Omnibus Amendment Agreement Mr. Buck converted a January 2011 Note with an aggregate principal amount of $50,000, together with $11,400 of interest thereon, into 245,450 shares of common stock at $0.25 per share. Mr. Buck also converted an October 2011 Note with an aggregate principal amount of $25,000, together with $3,500 of interest thereon, into 114,000 shares of common stock at $0.25 per share.

On February 12, 2014, Mr. Buck purchased 100,000 shares of common stock for $25,000 in a private placement by the Company at a per share price of $0.25.

Transactions with Thomas Tierney

On August 21, 2012 and September 6, 2012 two October 2012 Notes in the aggregate principal amount of $200,000 were issued in exchange for cash to the Thomas T. and Elizabeth C. Tierney Family Trust (the “Tierney Family Trust”), an accredited investor, of which our Chairman, Mr. Tierney, is a trustee. As of January 31, 2013, the Tierney Family Trust converted its two October 2012 Notes, in aggregate $200,000, plus $7,800 of interest thereon, into 4,403,349 shares of common stock at a conversion price of $0.04718 per share.

On March 19, July 22, August 30, and September 10, of 2013 and on January 14, and February 12, of 2014, the Tierney Family Trust purchased on each date 400,000 shares of common stock for $100,000 in private placements by the Company at a per share price of $0.25: in total the Tierney Family Trust purchased 2,400,000 shares for an aggregate $600,000 in these private placements.

Transactions with Robert Follman

On October 19, 2012, an October 2012 Note in the aggregate principal amount of $200,000 was issued in exchange for cash to the Trust of Robert J. Follman and Carole A. Follman, dated August 14, 1979 (the “Follman Trust”), an accredited investor, of which our Director, Mr. Follman, is a trustee. On June 14, 2013, the Follman Trust converted their October 2012 Note, and $ 11,900 of interest thereon, into 4,491,310 shares of common stock at a conversion price $0.04718 per share.

On August 16, and September 11, of 2013 and on January 17, and February 14, of 2014, the Follman Trust purchased on each date 400,000 shares of common stock for $100,000 in private placements by the Company at a per share price of $0.25: in total the Follman Trust purchased 1,600,000 shares for an aggregate $400,000 in these private placements.

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Transactions with Andrew Sassine

On November 28, 2012, we issued an October 2012 Notes to Mr. Sassine for the aggregate principal amount of $25,000 in exchange for cash. On April 30, 2013, Mr. Sassine converted the October 2012 Note with an aggregate value of $25,000, together with $1,000 of interest thereon, into 550,021 shares of common stock at $0.04718 per share.

On August 12, 2013, pursuant to the Omnibus Amendment Agreement, Mr. Sassine converted two notes with an aggregate principal amount $700,000, together with interest thereon of $174,600, into 3,498,200 shares of common stock convertible at $0.25 per share. Two notes were an October 2010 Note with an aggregate principal amount of $500,000 and interest of $129,500; and a January 2011 Note with an aggregate principal amount of $200,000 and interest of $45,100.

Transactions with Beneficial Owners of More than Five Percent of Our Common Stock

On November 29, 2012, an October 2012 Note in the aggregate principal amount of $250,000 was issued in exchange for cash to Mark and Jill Oman, who are accredited investors. On April 30, 2013, this October 2012 Note was converted, together with $9,500 of interest thereon, into 5,500,212 shares of common stock at $0.04718 per share.

On June 11, 2013, Mr. & Mrs. Oman invested $250,000 for an aggregate of 1,000,000 shares of common stock at a price of $0.25 per share pursuant a private placement by the Company. The Company received gross cash proceeds of $250,000. Of these issued shares, 800,000 shares are held in their own name and 200,000 are held in the name of an entity which they control. On August 30, 2013, Mr. and Mrs. Oman invested and additional $100,000 for an aggregate of 400,000 shares of common stock at a price of $0.25 per share pursuant to a private placement for which the Company received gross aggregate cash proceeds of $100,000

On October 25, 2012, an October 2012 Note in the aggregate principal amount of $200,000 was issued in exchange for cash to Extuple Limited Partnership (“Extuple”), an accredited investor, of which Philip Deck is the managing partner. On June 14, 2013, Extuple converted $50,000 of their October 2012 Note, and $2,900 of interest thereon, to into 1,121,237 shares of common stock at a conversion price $0.04718 per share. On September 30, 2013, Extuple converted the remaining $150,000 of their October 2012 Note, and $ 12,800 of interest thereon, into 3,449,555 shares of common stock at a conversion price $0.04718 per share.

On April 1, 2013, Extuple invested $300,000 for 1,200,000 shares of common stock at a price of $0.25 per share in a private placement for which the Company received gross cash proceeds of $300,000.

Transaction with Associates of Equity Dynamics, Inc.

On November 24, 2010, the Board of Directors, excluding Mr. Pappajohn, approved an engagement agreement with Equity Dynamics, Inc. a company owned by Mr. Pappajohn, to provide financial advisory services to assist the Company with the its fund raising efforts.  These efforts have included advice and assistance with the preparation of Private Placement Memoranda, investor presentations, financing strategies, identification of potential and actual investors, and introductions to placement agents and investment bankers. The engagement agreement called for a retainer fee of $10,000 per month starting February 1, 2010. On March 22, 2012, the Board ratified the extension of the engagement agreement through January 2012. Although the agreement had been terminated, as of September, 2013, the Company still owed $157,600 of consulting fees plus $42,400 in expenses incurred on behalf of the Company for a total of $200,000 due to Equity Dynamics. Mr. Pappajohn assigned the $200,000 debt to associates of Equity Dynamics, who entered into subscription agreements with the Company to settle this debt with common stock at $0.25 per share. On September 20, 2013, we issued 800,000 shares to the five accredited investors who were assigned the debt.

AUDIT RELATED MATTERS

Audit Committee Report 1

In fulfilling its responsibilities for the financial statements for fiscal year 2013, the audit committee of the Board of Directors:

•	Reviewed and discussed the audited financial statements for the year ended September 30, 2013 with management and Anton & Chia (the “Auditors”), the Company’s independent auditors; and
•	Received written disclosures and the letter from the Auditors regarding their independence as required by Independence Standards Board Standard No. 1. The audit committee discussed with the Auditors their independence.

In fulfilling its responsibilities for the financial statements for fiscal year 2013, the audit committee discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. The audit committee also considered the status of other areas of oversight relating to the financial reporting and audit process that it determined appropriate.

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Based on the audit committee’s review of the audited financial statements and discussions with management and the Auditors, the audit committee recommended to the Board of Directors the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended September 30, 2013 for filing with the Securities and Exchange Commission. The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

Audit Committee of the Board of Directors

Zachary McAdoo

(1) The material in this Audit Committee Report is not “soliciting material” and is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Services Provided by the Independent Auditors

Subject to ratification by the shareholders at the annual meeting, our board of directors has appointed Anton & Chia LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ending September 30, 2014. We expect representatives of Anton & Chia to be present at the Annual Meeting, to be available to respond to appropriate questions and to be given an opportunity to make a statement if they so desire.

Audit Fees

The aggregate fees billed for professional services rendered by Anton & Chia, and Cacciamatta Accountancy Corporation prior to their merger, for professional services rendered for the audit of our annual financial statements and review of the financial statements included in our Form 10-Qs or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2013 and 2012 were $110,000 and $146,100, respectively.

Audit-Related Fees

Anton & Chia, and Cacciamatta Accountancy Corporation prior to their merger, billed us $0 and $0 in fees for assurance and related services related to the performance of the audit or review of our financial statements for the fiscal years ended September 30, 2013 and 2012, respectively.

Tax Fees

The aggregate fees billed by Anton & Chia, and Cacciamatta Accountancy Corporation prior to their merger, for professional services rendered for tax compliance, tax advice, and tax planning during our fiscal years ending September 30, 2013 and September 30, 2012 were $10,000 and $10,000 respectively.

All Other Fees

None.

Audit Committee Policies and Procedures

Our Audit Committee is directly responsible for interviewing and retaining our independent accountant, considering the accounting firm’s independence and effectiveness, and pre-approving the engagement fees and other compensation to be paid to, and the services to be conducted by, the independent accountant. During each of the fiscal years ended September 30, 2013 and 2012, respectively, our Audit Committee pre-approved 100% of the audit and tax services described above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial and other ownership of the shares of our Common Stock as of March 31, 2014:

•	Each person whom we know to be the beneficial owner of 5% or more of our outstanding Common Stock;
•	Each of our executive officers;
•	Each of our current directors; and
•	All of our executive officers and directors as a group.

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As of March 31, 2014, 100,547,230 shares of our Common Stock were issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. For purposes of such calculation, shares of our common stock subject to options, warrants and convertible promissory notes issued by us (and convertible interest on those notes) that are currently exercisable or convertible, or exercisable or convertible within sixty days of March 31, 2014, are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible promissory notes, as applicable, for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the executive officers and directors and 5% or more stockholders named below is c/o CNS Response, Inc., 85 Enterprise, Suite 410, Aliso Viejo, CA 92656.  There are no shares of any other class or series of stock issued and outstanding.

	Shares Beneficially Owned as of
	March 31, 2014
Name of Beneficial Owner	Number of Shares	Percentage of Shares
	Beneficially Owned	Outstanding
Executive Officers, Directors and Director Nominees:
George Carpenter (1) President and Chief Executive Officer	2,760,346	2.7%
Paul Buck (2) Chief Financial Officer and Secretary	2,055,367	2.0%
Thomas T. Tierney (3) Chairman of the Board of Directors	7,039,460	7.0%
John Pappajohn (4) Director	19,104,403	19.0%
Walter Schindler (5) Director	6,213,350	6.2%
Robert J. Follman (6) Director	6,216,310	6.2%
Andrew H. Sassine (7) Director	4,173,221	4.2%
Zachary McAdoo (8) Director	1,879,739	1.9%
Richard W. Turner (9) Director	125,000	*
Directors and officers as a group (9 persons) (10)	49,567,196	47.4%
Non-Director 5%+ Stockholders:
Mark & Jill Oman (11)	6,900,212	6.9%
SAIL Capital (5)	6,088,350	6.1%
Extuple Limited Partnership (12)	5,770,792	5.7%

   * Less than 1%

(1)	Consists of (a) 1,340,799 shares of common stock, (b) 2,667 shares of common stock issuable upon the exercise of vested and exercisable warrants, which do not have a cashless exercise feature, and (c) 1,416,880 shares of common stock issuable upon the exercise of vested and exercisable options. The investor has gifted 3,334 warrants to his in-laws and 18,750 shares to his adult son. Such shares are not listed as beneficially owned by Mr. Carpenter in the table above. Mr. Carpenter, who has been our Chief Executive Officer since April 2009, also became our President on April 29, 2011.

(2)	Consists of (a) 634,867 shares of common stock, (b) 3,000 shares of common stock issuable upon the exercise of vested and exercisable warrants, which do not have a cashless exercise feature, and (c) 1,417,500 shares of common stock issuable upon the exercise of vested and exercisable options. Prior to becoming an employee of our company, Mr. Buck was a financial consultant to CNS Response, Inc.

(3)	Consists of (a) 6,803,349 shares of common stock, and (b) 236,111 shares of common stock issuable upon the exercise of vested and exercisable options. The shares of common stock are held in the name of the Thomas T. and Elizabeth C. Tierney Family Trust of which Mr. Tierney is a trustee. The address of Mr. Tierney is 2802 Dow Ave, Tustin, CA 92780. Mr. Tierney joined the board on February 25, 2013 and is the Chairman of the Board of Directors of the Company.

(4)	Consists of (a) 18,859,957 shares of common stock, (b) 111,112 shares of common stock issuable upon the exercise of vested and exercisable warrants, which do not have a cashless exercise feature (c) 133,334 shares of common stock issuable upon the exercise of vested and exercisable options. The address of John Pappajohn is 2116 Financial Center, Des Moines, IA 50309. Mr. Pappajohn is a director of the Company.

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(5)	Holdings for SAIL Capital Partners, consists of (a) 6,029,376 shares of common stock held by various SAIL entities as follows: 2,208,034 held by SAIL Holdings, LLC; 1,175,752 held by SAIL Venture Partners, L.P.; 1,085,471 held by SVP II Xtreme Power Joint Venture LP, LP; 943,956 held by SAIL 2010 Co-Investment Partners, L.P.; 434,189 held by SAIL 2011 Co-Investment Partners, L.P. and 181,974 are held by SAIL Venture Management, LLC, (b) 50,640 shares of common stock issuable upon the exercise of vested and exercisable warrants held by SAIL Venture Partners, L.P.; 3,334 of these warrants have a cashless exercise feature (c) 8,334 shares of common stock issuable upon the exercise of vested and exercisable options which were granted to David Jones and assigned to SAIL Venture Partners, L.P. and 125,000 shares of common stock issuable upon the exercise of vested and exercisable options granted to and held by Walter Schindler personally. Mr. Schindler holds sole voting and investment power over securities held by SAIL Holdings LLC. As the managing partner of SAIL Capital Partners, which is the general partner of the remaining SAIL entities, Mr. Schindler along with his fellow managing partner, Henry Habicht, holds voting and investment power over securities held by the remaining SAIL entities. The address of all SAIL entities and the individual managing members listed above is 3161 Michelson Drive, Suite 750, Irvine, CA 92612. Mr. Schindler joined the board on December 10, 2012.

(6)	Consists of (a) 6,091,310 shares of common stock held under the Declaration of Trust of Robert J. Follman and Carole A. Follman, dated August 14, 1979 of which Mr. Follman is a trustee, (b) 125,000 shares of common stock issuable upon the exercise of vested and exercisable options. The address of Mr. Follman is 3207 West Pendleton, Santa Ana, California 92704. Mr. Follman joined the board on February 25, 2013.

(7)	Consists of (a) 4,048,221 shares of common stock, (b) 125,000 shares of common stock issuable upon the exercise of vested and exercisable options. The address of Andrew Sassine is P.O Box 9826, Rancho Santa Fe, CA 92067. Mr. Sassine joined the board on February 25, 2013.

(8)	Consists of (a) 1,748,720 shares of common stock which are held by the Zanett Opportunity Fund, Ltd. a Bermuda corporation for which McAdoo Capital, Inc. is the investment manager. Mr. McAdoo is the president and owner of McAdoo Capital, Inc. (b) 131,019 shares of common stock issuable upon the exercise of vested and exercisable options. The address of Zachary McAdoo is 635 Madison Avenue, 15th Floor, New York, NY 10022. Mr. McAdoo joined the board on November 21, 2011.

(9)	Consists of (a) 125,000 shares of common stock issuable upon the exercise of vested and exercisable options. The address of Richard Turner is 9 Nomas Lane, Richmond, Virginia 23238. Mr. Turner joined the board on February 25, 2013.

(10)	Consists of (a) 45,556,599 shares of common stock, (b) 167,419 shares of common stock issuable upon the exercise of vested and exercisable warrants of which 3,334 warrants have a cashless exercise feature, and (c) 3,843,178 shares of common stock issuable upon the exercise of vested and exercisable options.

(11)	Consists of (a) 6,900,212 shares of common stock of which 6,700,212 shares are held in the name of Mark Oman & Jill Oman, Tenants in Common and 200,000 shares are held by Mark & Jill Oman Enterprises, LLC. The address of Mr. & Mrs. Oman is 1588 Burr Oaks Dr. West Des Moines, IA 50266.

(12)	Consists of (a) 5,770,792 shares of common stock held by Extuple Limited Partnership of which Mr. Philip Deck is the managing partner. Extuple Limited Partnership is located at 170 University Ave, Suite 200, Toronto, Ontario, M5H 3B3.

Changes in Control

We do not have any arrangements which may at a subsequent date result in a change in control.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and the holders of more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our equity securities. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended September 30, 2013, all of our executive officers, directors and the holders of 10% or more of our common stock complied with all Section 16(a) filing requirements, except for the following: one Initial Statement of Beneficial Ownership of Securities on Form 3 filed late by Walter Schindler; and four Statement Of Changes in Beneficial Ownership on Form 4 filed late by Walter Schindler (1), Thomas Tierney (1) and John Pappajohn (2) and SAIL Venture Partners LP (no filings).

35

Stockholder Proposals

Any stockholder who intends to present a proposal at the 2015 Annual Meeting of Stockholders for inclusion in the Company’s Proxy Statement and proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by January 9, 2015. In addition, in the event a stockholder proposal is not received by the Company by January 9, 2015, the Proxy to be solicited by the board of directors for the 2015 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2015 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

SEC rules and regulations provide that if the date of the Company’s 2015 Annual Meeting is advanced or delayed more than 30 days from the anniversary date of the 2014 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2015 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2015 Annual Meeting. Upon determination by the Company that the date of the 2015 Annual Meeting will be advanced or delayed by more than 30 days from the anniversary date of the 2014 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

Solicitation of Proxies

It is expected that the solicitation of Proxies will be by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise. We estimate that the total amount to be spent in connection with such activities will be $25,000. We also may engage a proxy solicitation firm to assist with the solicitation of proxies, although we have not yet determined to do so, and we expect that if we do engage a proxy solicitation firm that the additional cost to be borne by us will be approximately $10,000.

Annual Report on Form 10-K and Quarterly Report on Form 10-Q

THE COMPANY’S ANNUAL REPORT ON FORM 10-K, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED SEPTEMBER 30, 2013, AND THE COMPANY’S SUBSEQUENT QUARTERLY REPORT ON FORM 10-Q, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO CNS RESPONSE, INC., 85 ENTERPRISE, SUITE 410, ALISO VIEJO, CALIFORNIA 92656 ATTN: PAUL BUCK.

Householding

Unless they have received contrary instructions, public companies may send a single copy of the annual and subsequent quarterly report, proxy statement and notice of annual meeting to any household at which two or more stockholders reside if they believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at those households and helps reduce expenses.

If you live in a household receiving a single copy of the annual and subsequent quarterly report, proxy statement and notice of annual meeting and would like to receive your own set of the annual report, proxy statement and notice of annual meeting this year or in future years, follow the instructions described below:

If your shares are registered in your own name, please contact American Stock Transfer & Trust Company, LLC and inform them of your request to revoke householding by calling them at 1-800-937-5449 or writing to them at 59 Maiden Lane, New York, NY 10038. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

If two or more stockholders residing in the same household individually receive copies of the annual and subsequent quarterly reports, proxy statement and notice of annual meeting and as a household wish to receive only one copy, you may contact American Stock Transfer & Trust Company, LLC at the address and telephone number listed in the preceding paragraph in the case of registered holders, or your bank, broker or other nominee directly if such bank, broker or other nominee holds your shares, and request that householding commence as soon as practicable.

On Behalf of the Board of Directors

/s/ George Carpenter

Chief Executive Officer

85 Enterprise, Suite 410
Aliso Viejo, CA 92656
April 9, 2014

36

ANNEX A

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

CNS RESPONSE, INC.

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

CNS RESPONSE, INC.

CNS Response, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST:  That at a meeting of the Board of Directors (the “ Board ”) of CNS Response, Inc. (the “ Corporation ”) on March 19, 2014, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation: (i) approving of an increase in the number of authorized shares which the Corporation is authorized to issue from 150,000,000 to 180,000,000 (the “Share Increase”), (hereinafter the “Amendment”), to be advisable and calling for approval of the stockholders of the Corporation for consideration thereof.  The resolution setting forth the proposed Amendment is substantially as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by amending and restating the Article IV thereof relating to the authorized shares of the Corporation, so that, as amended, said Article IV shall be and read in its entirety, as follows:

ARTICLE IV

CAPITAL STOCK

Section 4.A. The total number of shares of stock which the Corporation shall have authority to issue is One Hundred Ninety Five Million (195,000,000).

Section 4.B. Common Stock. The total number of shares of Common Stock which the Corporation shall have authority to issue is One Hundred Eighty Million (180,000,000) shares, with a par value of $0.001 per share. Stockholders shall not have preemptive rights or be entitled to cumulative voting in connection with the shares of the Corporation’s common stock.

Section 4.C. Blank-Check Preferred Stock. The total number of shares of undesignated preferred stock which the Corporation shall have the authority to issue is Fifteen Million (15,000,000) shares, with a par value of $0.001 per share. The Board of Directors is hereby expressly authorized to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held on _________, 2014 upon notice in accordance with section 222 of the General Corporation Law of the State of Delaware, pursuant to which a majority of each class of stockholders voted in favor of the Amendment.

THIRD: That said Amendment was duly adopted on __________, 2014 in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH:    That the capital of said Corporation shall not be reduced under or by reason of said Amendment.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Certificate of Incorporation of CNS Response, Inc. as of ___________, 2014.

CNS RESPONSE, INC.

By:
Name:	George C. Carpenter IV
Title:	President

ANNUAL MEETING OF STOCKHOLDERS OF

CNS RESPONSE, INC.

MAY 13, 2014

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL :

The Notice of Meeting, Proxy Statement, Proxy Card

are available at www.cnsresponse.com

Please sign, date and mail your
proxy card in the envelope provided
as soon as possible or fax the card
to CNS Response at 1-866-867-4446

or vote by internet at www.proxyvote.com

or vote by phone at 1-800-690-6903

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ■

☐   FOR ALL NOMINEES

☐   WITHHOLD AUTHORITY FOR ALL NOMINEES

☐   FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “ FOR ALL EXCEPT ” and fill in the circle next to each nominee you wish to withhold, as shown here: ■

Nominees:

☐ Thomas Tierney      ☐ Walter Schindler      ☐ Zachary McAdoo

☐ Richard Turner      ☐ John Pappajohn      ☐ Andrew Sassine      ☐ Robert Follman

Proposal to amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”) in order to increase the number of shares of common stock, par value $0.001 per share, authorized for issuance under the Charter from 150,000,000 to 180,000,000.

	For ☐	Against ☐	Abstain ☐
Proposal to ratify the selection by the Audit Committee of Anton & Chia LLP as our independent registered accounting firm for the fiscal year ending September 30, 2014.	☐	☐	☐

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT, ANNUAL REPORT AND SUBSEQUENT QUARTERLY REPORT. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐	Please indicate by checking this box if you anticipate attending the Annual Meeting. ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CNS RESPONSE, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 13, 2014

The undersigned hereby constitutes and appoints George Carpenter and Paul Buck, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all the shares of Common Stock, par value $0.001 per share, of CNS Response, Inc. (the "Company") standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 8:00 a.m., local time, on May 13, 2014 at The Pacific Club, 4110 Mac Arthur Blvd., Newport Beach, CA 92660, and at any adjournment or postponement thereof, in accordance with the instructions noted below, and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment or postponement thereof. Receipt of notice of such meeting and the Proxy Statement therefor dated April 9, 2014 is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR IDENTIFIED HEREIN, “FOR” APPROVAL OF THE AMENDMENT TO THE CHARTER INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, “FOR” THE RATIFICATION OF OUR INDEPENDENT REGISTERED ACCOUNTING FIRM, AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES, OR FAX DIRECTLY TO CNS RESPONSE AT 1-866-867-4446 OR VOTE BY INTERNET AT WWW.PROXYVOTE.COM OR VOTE BY PHONE AT 1-800-690-6903

(Continued and to be signed on the reverse side.)